                                                                [EXECUTION COPY]





                               U.S. $100,000,000



                               CREDIT AGREEMENT,



                          dated as of April 30, 1997,



                                     among



                     TCI CABLEVISION OF PUERTO RICO, INC.,

                                as the Borrower,



                    CERTAIN COMMERCIAL LENDING INSTITUTIONS,

                                as the Lenders,



                                      and



                            THE BANK OF NOVA SCOTIA,
               acting through certain U.S. branches or agencies,

                  as the Administrative Agent for the Lenders.

                                CREDIT AGREEMENT


         THIS CREDIT AGREEMENT, dated as of April 30, 1997, among TCI CABLEVISION OF PUERTO RICO, INC., a Delaware corporation (the "Borrower"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), and THE BANK OF NOVA SCOTIA, acting through certain of its U.S. branches or agencies ("Scotiabank"), as administrative agent (the "Administrative Agent") for the Lenders,


                              W I T N E S S E T H:

         WHEREAS, the Borrower is engaged in Puerto Rico in the cable television business, including pay cable service, which involves the distribution primarily by cable of audio and video signals in defined geographical areas, and in the business of acquiring, owning, expanding, operating and maintaining Cable Systems (such and other capitalized terms are used herein with the meanings provided in Section 1.1), and in directly related media activities, including data transmission services, telephony and the production and distribution of programming;

         WHEREAS, the operations of Cable Adnet of Puerto Rico, Inc., a Delaware corporation ("Adnet"), TCI of Puerto Rico, Inc., a Colorado corporation ("TCI-Puerto Rico"), and TCI of PR, Inc., a Colorado corporation ("TCI-PR"), were consolidated into TCI Cablevision on January 9, 1997 (the "Consolidation");

         WHEREAS, TCID of Puerto Rico, Inc., a Nevada corporation and an Affiliate of the Borrower ("TCID"), owns a 50% general partnership interest in Caguas/Humacao Cable Systems, a Connecticut general partnership ("CHCS");

         WHEREAS, TCID intends to acquire the remaining 50% general partnership interest in CHCS whereby CHCS will dissolve by operation of law and its assets and liabilities will be vested in TCID and immediately thereafter TCID will merge into the Borrower (such acquisition and subsequent merger being referred to herein as the "Acquisition");

         WHEREAS, the Borrower desires to obtain from the Lenders Commitments pursuant to which Borrowings of Loans, in a declining maximum aggregate principal amount at any time outstanding not to exceed initially $100,000,000, will be made to the Borrower from time to time on and after the date of the Acquisition to be used (x) to finance the Acquisition, (y) to refinance the existing indebtedness of the Cable Systems acquired in the Acquisition and (z) for general corporate and working capital purposes of the Borrower and its Subsidiaries, including system upgrades, acquisitions and joint venture investments;

         WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including Article V), to extend such Commitments and make such Loans to the Borrower; and

         WHEREAS, the Borrower and the Lenders are agreed that, in the event of the occurrence of the Reorganization (or certain other changes in the corporate structure of International), certain changes provided for herein shall become effective with respect to the terms and conditions on which the Loans shall remain outstanding and the Commitments shall continue in effect;

         NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE II

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION II.1 Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Acquisition" is defined in the fourth recital.

         "Administrative Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 9.4.

         "Adnet" is defined in the second recital.

         "Affected Principal Amount" means, relative to any LIBO Rate Loan,

                 (a) in the event of the occurrence of a LIBOR Breakage Event of the nature referred to in clause (a) of the definition of such term, a principal amount equal to the amount requested pursuant to the related Borrowing Request or Continuation/Conversion Notice;

                 (b) in the event of the occurrence of a LIBOR Breakage Event of the nature referred to in clause (b) of the definition of such term, the principal amount of the Borrowings affected; and

                 (c) in the event of the occurrence of a LIBOR Breakage Event of the nature referred to in clause (c) of the definition of such term, an amount equal to the principal amount so prepaid or repaid.

         "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding, however, any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Affiliated Debtholder" means, at any time, any Affiliate of the Borrower which holds any Intercompany Debt of the Borrower or any of its Restricted Subsidiaries.

         "Agreement" means, on any date, this Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

         "Alternate Base Rate" means, on any date and relative to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of

                 (a) the rate of interest most recently established by the Administrative Agent at its Domestic Office as its base rate for Dollar loans in the United States; and

                 (b) the Federal Funds Rate most recently determined by the Administrative Agent plus 1/2 of 1%.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

         "Annualized Cash Flow" means, on any date, the excess of

                 (a)  the product of

                          (i) Cash Flow of the Borrower and its Restricted Subsidiaries for the Fiscal Quarter ending on, or most recently ended prior to, such date multiplied by

                          (ii) four,
over

                 (b) tax expense (net of deferred taxes) of the Borrower and its Restricted Subsidiaries for the period of four Fiscal Quarters ending on, or most recently ended prior to, such date, excluding, however, all capital gains taxes resulting from the sale or other disposition of assets.

         "Applicable Margin" means, for Loans of any type, the rate per annum set forth below under the relevant column heading opposite the applicable Leverage Ratio:

                                                                   Applicable Margin
                                                           ----------------------------------
            Leverage Ratio                                 Base Rate                LIBO Rate
            --------------                                 ---------                ---------
Greater than or equal to  5.00:1.00                          0.375%                   1.375%

Greater than or equal to  4.50:1.00                          0.125%                   1.125%

Greater than or equal to  4.00:1.00                          0.000%                   1.000%

Greater than or equal to  3.50:1.00                          0.000%                   0.750%

               Less than  3.50:1.00                          0.000%                   0.500%

provided, however, that, in the event that TCI shall cease to own, directly and free of Liens, at least 50.10% of the Voting Stock of International, Applicable Margin shall mean, for Loans of any type, the rate per annum set forth below under the relevant column heading opposite the applicable Leverage Ratio:

                                                  Applicable Margin
                                           ----------------------------------
         Leverage Ratio                    Base Rate                LIBO Rate
         --------------                    ---------                ---------
Greater than or equal to  5.00:1.00           1.000%                   2.000%

Greater than or equal to  4.50:1.00           0.750%                   1.750%

Greater than or equal to  4.00:1.00           0.625%                   1.625%

Greater than or equal to  3.50:1.00           0.250%                   1.250%

               Less than  3.50:1.00           0.000%                   1.000%

Leverage Ratio information shall be taken from the Compliance Certificate most recently delivered to the Administrative Agent, beginning with the Compliance Certificate provided by the Borrower pursuant to Section 5.1.5. Changes in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective five days following the delivery by the Borrower to the

Administrative Agent of a new Compliance Certificate pursuant to clause (a)(ii) or (b)(iv) of Section 7.1.1 showing a change in the Leverage Ratio (or, if such fifth day is not a Business Day, on the first Business Day following such fifth day). If the Borrower shall fail to deliver a Compliance Certificate on or prior to the date required by either such clause for delivery of such Compliance Certificate, it shall be conclusively presumed that the Applicable Margin is based upon a Leverage Ratio greater than 5.00:1.00 for the period from (but excluding) such date and continuing through (and including) the fifth day following the delivery by the Borrower to the Administrative Agent of a Compliance Certificate.

         "Acquisition" is defined in the fourth recital.

         "Assignee Lender" is defined in Section 10.11.1.

         "Authorized Officer" means, relative to the Borrower, its chief financial officer, any vice president, the treasurer, the principal accounting officer and any other officer which has been specifically authorized by the Borrower to execute the applicable document.

         "Base Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

         "Basic Subscriber" means

                 (a) each dwelling unit, including a separate apartment within an apartment building, in respect of which the Borrower or any of its Restricted Subsidiaries is paid the full monthly price for its basic services offered in a Cable System in accordance with standard basic rates generally charged by the Borrower or such Restricted Subsidiary in respect of such Cable System, none of which is more than sixty days delinquent in its payment for basic service; and

                 (b)  each Equivalent Subscriber.

         "Borrower" is defined in the preamble.

         "Borrower Pledge Agreement" means the pledge agreement executed and delivered by the Borrower pursuant to Section 5.1.6, substantially in the form of Exhibit H hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Borrowing" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with
Section 2.3.

         "Borrowing Request" means a loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit D hereto.

         "Business Day" means

                 (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York; and

                 (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

         "Cable System" means each cable television facility that is operated and maintained by the Borrower or any of its Restricted Subsidiaries pursuant to the terms of the related licenses, franchises and permits issued under federal, state or municipal laws from time to time in effect, which authorize a Person to receive or distribute, or both, by cable or otherwise, audio and visual signals within a defined geographical area for the purpose of providing entertainment or other services, together with all the property, tangible and intangible, owned or used in connection with the services provided pursuant to said licenses, franchises and permits.

         "Capital Expenditure" means, for any period,

                 (a) any expenditure of the Borrower or any of its Restricted Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as a capital expenditure; and

                 (b) any Capitalized Lease Liability incurred during such period.

         "Capitalized Lease Liability" means any monetary obligation of the Borrower or any of its Restricted Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as a capitalized lease, and, for purposes of this Agreement and each other Loan Document, the amount of such obligation shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

         "Cash Equivalent Investment" means, at any time:

                 (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government;

                 (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by

                           (i) a corporation (other than an Affiliate of the Borrower) organized under the laws of any state of the United States or of the District of Columbia and rated A-l by Standard & Poor's Corporation or P-l by Moody's Investors Service, Inc., or

                          (ii)  any Lender (or its holding company);

                 (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either

                           (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or

                          (ii)  any Lender; or

                 (d) any repurchase agreement entered into with any Lender (or other commercial banking institution of the stature referred to in clause (c)(i)) which

                           (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c), and

                          (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder.

         "Cash Flow" means, for any period, the sum of

                 (a)      the excess for such period of

                          (i) Operating Income of the Borrower and its Restricted Subsidiaries (excluding, however, Operating Income attributable to Unrestricted Subsidiaries) for such period,

         over

                          (ii) the sum of all deferred management fees and
                 other non-cash charges (to the extent included as a contribution in determining such Operating Income)

plus

                 (b) the sum of depreciation, amortization, deferred management fees and other non-cash charges (in each case to the extent deducted in determining such Operating Income) for such period, excluding, however, all extraordinary or non-recurring items and calculated after giving effect to all acquisitions, exchanges and dispositions of assets of the Borrower or any of its Restricted Subsidiaries (and designations of Subsidiaries of the Borrower as Restricted Subsidiaries) during such period as if such transactions (or designations) had occurred on the first day of such period.

         "Cash Management Advance" means a loan or advance made to any Cash Management Affiliate by the Borrower or any Restricted Subsidiary or to the Borrower or any Restricted Subsidiary by any Cash Management Affiliate, in each case made or obtained in the course of the Borrower's normal cash management practices.

         "Cash Management Affiliate" means,

                 (a)  International,

                 (b)  each Restricted Subsidiary, and

                 (c)  each other wholly-owned Subsidiary of

                                  (i)      the Borrower which is not a
                      Restricted Subsidiary, or

                                  (ii)     International (other than the
                      Borrower and its Subsidiaries)

         which, in either case (i) or (ii), is designated by the Borrower in writing to the Administrative Agent as a Cash Management Affiliate and which is consented to by the Required Lenders.

         "Cash Management Suspension Notice" means a notice delivered to the Borrower executed by the Required Lenders following the occurrence of any Default of the nature referred to in Section 8.1.1 or 8.1.9 or any Event of Default stating that it is a "Cash Management Suspension Notice." Such Cash Management Suspension Notice shall be in effect from the time such notice is sent until the earlier of (x) such time as it is revoked by notice delivered to the Borrower executed by the Administrative Agent at the request of the Required Lenders and (y) such time as the event to which it relates is cured or waived in accordance with the terms of this Agreement and the Borrower has given the Administrative Agent and the Lenders written notice of the Borrower's intent to resume its ordinary cash management practices.

         "Cash Management Significant Default" means

                 (a) the failure of any Cash Management Affiliate to pay, or if required to purchase or otherwise acquire, to purchase or otherwise acquire, when due (after the expiration of any grace period for the payment or purchase thereof) any amount of principal or interest in respect of obligations for the payment of Debt in a then outstanding aggregate principal amount of $10,000,000 or more unless such failure or default is waived by or on behalf of the holders of such obligations,

                 (b) the failure of any Cash Management Affiliate to perform or observe any other agreement, term or condition contained in one or more documents evidencing or securing Debt having a then outstanding aggregate principal amount of $10,000,000 or more if the effect of such failure is (x) to cause, or permit the holders of such Indebtedness to cause, any payment in respect of such Indebtedness to become due prior to its stated date of maturity, or (y) to cause the Cash Management Affiliate to be required to purchase or otherwise acquire such Indebtedness, unless, in either case, such failure or default is waived by or on behalf of the holders of such Indebtedness, or

                 (c) the occurrence with respect to any Cash Management Affiliate of any of the events of the type and duration set forth in
         Section 8.1.9.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

         "Change in Control" means

                 (a) the failure of International to own, free and clear of all Liens (except the Lien granted under the International Pledge Agreement), 100% of the outstanding shares of Voting Stock of the Borrower on a fully diluted basis; or

                 (b) at any time when the Permitted Control Stockholders shall not own at least 50.10% of the Voting Stock of International or the Permitted Control Stockholders do not control the election of a majority of the members of the board of directors of International, any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Act (other than any Permitted Control Stockholder, the Borrower, any Subsidiary of the Borrower, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of any of the foregoing), together with all "affiliates" and "associates"(as such terms are defined in Rule 12b-2 under the Securities Act) of such person, shall become the "beneficial owner"(as such terms are defined in Rule 13d-3 under the Securities Act), directly or indirectly, of 20% or more of the Voting Stock of International.

         "CHCS" is defined in the third recital.

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

         "Commitment" means, relative to any Lender, such Lender's obligation to make Loans pursuant to Section 2.1.1.

         "Commitment Amount" means, on any date, $100,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

         "Commitment Termination Date" means the earliest of

                 (a)  March 31, 2006;

                 (b) the date on which the Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and

                 (c)  the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (b) or (c), the Commitments shall terminate automatically and without any further action.

         "Commitment Termination Event" means

                 (a) the occurrence of any Default described in clauses (a) through (d) of Section 8.1.9; or

                 (b) the occurrence and continuance of any other Event of Default and either

                           (i) the declaration of the Loans to be due and payable pursuant to Section 8.3, or

                          (ii) in the absence of such declaration, the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

         "Communications Act" means the Communications Act of 1934, as amended, and the rules and regulations issued thereunder, as from time to time in effect.

         "Compliance Certificate" means a certificate duly completed and executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto, together with such changes thereto as the Administrative Agent may from time to time reasonably request for the purpose of monitoring the Borrower's and its Restricted Subsidiaries' compliance with the financial covenants contained herein.

         "Consolidation" is defined in the second recital.

         "Constituent Company" means Adnet, CHCS, TCI-Puerto Rico, TCI-PR, TCID or TCI Cablevision.

         "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

         "Continuation/Conversion Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit E hereto.

         "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

         "Copyright Act" means Title 17 of the United States Code, as amended, and the rules and regulations issued thereunder, as from time to time in effect.

         "Debt" means the outstanding principal amount of any Indebtedness of the Borrower or any of its Restricted Subsidiaries, excluding, however, any liabilities which are treated as Indebtedness solely in accordance with clause
(d) or (f) of such term.

         "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "Disclosure Schedule" means the Disclosure Schedule attached hereto as
Schedule I, as it may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Administrative Agent and the Required Lenders.

         "Dollar" and the sign "$" mean lawful money of the United States.

         "Domestic Office" means, relative to any Lender, the office of such Lender designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

         "Effective Date" means the date this Agreement becomes effective pursuant to Section 10.8.

         "Environmental Law" means any applicable federal, state or local statute, law, ordinance, code, rule, regulation or guideline (including any consent decree or administrative order) relating to public health and safety and protection of the environment.

         "Equivalent Subscriber" means any subscriber deemed to comprise a bulk subscriber (such as a hotel or apartment building) of bulk basic subscription services offered in a Cable System, where the number of Equivalent Subscribers with respect to a bulk subscriber in such Cable System is deemed to consist of the number obtained by dividing the monthly revenues for such bulk subscriber by the average monthly basic subscription price for individual subscribers in such Cable System.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

         "Event of Default" is defined in Section 8.1.

         "FCC" means the Federal Communications Commission or any successor thereto.

         "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

                 (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

                 (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

         "Fiscal Quarter" means any quarter of a Fiscal Year.

         "Fiscal Year" means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1996 Fiscal Year") refer to the Fiscal Year ending on the December 31 occurring during such calendar year.

         "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "GAAP" is defined in Section 1.4.

         "General Security Agreement" means collectively all of the security agreements delivered by the Borrower and each Restricted Subsidiary pursuant to clause (a) of Section 7.1.8.

         "Governmental Body" means any foreign, federal, state, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof or any court or arbitrator.

         "Gross Revenue" means for any period the gross revenue from continuing operations of the Borrower and its Restricted Subsidiaries for such period (including recurring investment income) prior to deducting operating expenses, overhead, cost of goods sold, provisions for taxes and reserves or any other deduction, all determined and consolidated in accordance with GAAP after eliminating all intercompany items and all interest accrued on Indebtedness of an Affiliate owed to the Borrower or any of its Restricted Subsidiaries.

         "Hazardous Material" means

                 (a)  any "hazardous substance", as defined by CERCLA;

                 (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

                 (c)  any petroleum product; or

                 (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

         "Hedging Liability" means, relative to any Person, any liability of such Person under any interest rate swap agreement, interest rate cap agreement or interest rate collar agreement, and any other agreement or arrangement designed to protect such Person against fluctuations in interest rates or currency exchange rates.

         "herein", "hereof", "hereto", "hereunder" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

         "Home Passed" means a dwelling unit, including each separate unit within an apartment building, passed by an operational portion of a Cable System operated and maintained by the Borrower or any of its Restricted Subsidiaries.

         "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant as to any financial statement of the Borrower, any qualification or exception to such opinion or certification

                 (a)  which is of a "going concern" or similar nature;

                 (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

                 (c)  which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under Section 7.2.4.

         "including" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

         "Indebtedness" of any Person means, without duplication:

                 (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

                 (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

                 (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

                 (d) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

                 (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

                 (f) net liabilities of such Person under all Hedging Liabilities; and

                 (g) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

         "Indemnified Liability" is defined in Section 10.4.

         "Indemnified Party" is defined in Section 10.4.

         "Intercompany Debt" means, on any date, any Indebtedness of the Borrower or any of its Restricted Subsidiaries related to or resulting from any loan or advance from, or any non-equity investment by, or any management or similar fees payable to, or any obligation to pay for goods or services to, an Affiliate of the Borrower (excluding, however, any obligation of the Borrower or a Restricted Subsidiary (x) in respect of Cash Management Advances and (y) to pay for programming arising out of a transaction entered into in the ordinary course of the Borrower's or such Restricted Subsidiary's business with an Affiliate of the Borrower).

         "Intercompany Debt Subordination Agreement" means an agreement in the form of Exhibit B hereto in favor of the Administrative Agent and the Lenders duly executed by each Affiliated Debtholder of Intercompany Debt and duly acknowledged by the Borrower and each of its Restricted Subsidiaries which is the issuer of Intercompany Debt.

         "Interest Expense" means, for any period, the total interest expense (including commitment fees payable hereunder) of the Borrower and its Restricted Subsidiaries on a consolidated basis for such period, whether paid or accrued (including the interest component of Capitalized Lease Liabilities), excluding, however,

                 (a) interest expense not payable in cash (including amortization of discount); and

                 (b) interest accrued and not paid on Subordinated Intercompany Debt;

and calculated after giving effect to all acquisitions, exchanges and dispositions of assets of the Borrower or any of its Restricted Subsidiaries (and designations of Subsidiaries of the Borrower as Restricted Subsidiaries) during such period as if such transactions (or designations) had occurred on the first day of such period.

         "Interest Period" means, relative to any LIBO Rate Loans, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or
2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, three, six or nine months, or if deposits of comparable amount and tenor are available to the Administrative Agent, 12 months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in either case as the Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4; provided, however, that

                 (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than seven different dates;

                 (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

                 (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

                 (d) no Interest Period may end later than the date set forth in clause (a) of the definition of "Commitment Termination Date".

         "International" means Tele-Communications International, Inc., a Delaware corporation.

         "International Pledge Agreement" means the pledge agreement executed and delivered by International pursuant to Section 7.1.8, substantially in the form of Exhibit G hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Investment" means, relative to any Person,

                 (a) any loan or advance made by such Person to any other Person (excluding, however, commission, travel and similar advances to officers and employees made in the ordinary course of business);

                 (b)  any Contingent Liability of such Person; and

                 (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

         "Lender" is defined in the preamble.

         "Lender Assignment Agreement" means a Lender Assignment Agreement substantially in the form of Exhibit F hereto.

         "Leverage Ratio" means, on any date, the ratio of

                 (a) all Debt of the Borrower and its Restricted Subsidiaries (excluding, however, Subordinated Intercompany Debt) on such date to

                 (b) Annualized Cash Flow at the close of the Fiscal Quarter most recently elapsed on or prior to such date.

         "LIBID Rate" means, relative to any Remaining Interest Period for an Affected Principal Amount of a LIBO Rate Loan, the rate per annum determined by the Administrative Agent as follows:

                 (a) the Administrative Agent shall obtain the bid quotation(s) for a Dollar deposit in immediately available funds in an amount approximately equal to such Affected Principal Amount and for a period approximately equal to such Remaining Interest Period (a "matching deposit") that appears on the Reuter's Screen as of 11:00 a.m., London time, on the date of the related LIBOR Breakage Event (if at least two such bid quotations appear on the Reuter's Screen, the LIBID Rate shall be the arithmetic average (rounded up to the nearest 1/16th of 1%) of such bid quotations, as determined by the Administrative Agent);

                 (b) if the Reuter's Screen is not available or has been discontinued, the LIBID Rate shall be the arithmetic average (rounded as aforesaid) of the per annum rates at which Scotiabank's LIBOR office is bidding at 11:00 a.m. London time on the date of the related LIBOR Breakage Event for a matching deposit; and

                 (c) if the Administrative Agent is not able to obtain quotations for the determination of the LIBID Rate pursuant to clause
         (a) or (b), the LIBID Rate shall be the rate per annum which the Administrative Agent in good faith determines to be the arithmetic average (rounded as aforesaid) of bid quotations that leading banks in New York City selected by the Administrative Agent are quoting at 11:00 a.m., New York City time, on the date of the related LIBOR Breakage Event in the New York interbank market to major international banks for a matching deposit.

Each determination by the Administrative Agent of the LIBID Rate shall be conclusive in the absence of manifest error. All interest based on the LIBID Rate shall be calculated on the basis of a 360 day year for the actual number of days elapsed.

         "LIBO Rate" means, relative to any Interest Period for LIBO Rate Loans, the rate per annum determined by the Administrative Agent as follows:

                 (a) on the date which is two Business Days prior to the applicable Interest Period, the Administrative Agent shall obtain the offered quotation(s) for Dollar deposits for a period comparable to such Interest Period that appear on the Reuter's Screen as of 11:00 a.m. London time (if at least two such offered quotations appear on the Reuter's Screen, the LIBO Rate shall be the arithmetic average (rounded up to the nearest 1/16th of 1%) of such offered quotations, as determined by the Administrative Agent);

                 (b) if the Reuter's Screen is not available or has been discontinued, the LIBO Rate shall be the rate per annum that the Administrative Agent determines to be the arithmetic average (rounded as aforesaid) of the per annum rates of interest at which deposits in Dollars are offered to the Administrative Agent in the London Interbank Market at 11:00 a.m., London time, on the date which is two Business Days prior to the applicable Interest Period in the approximate amount of the Administrative Agent's relevant LIBO Rate Loan and having a maturity approximately equal to the relevant Interest Period; and

                 (c) if the Administrative Agent is not able to obtain quotations for the determination of the LIBO Rate pursuant to clause
         (a) or (b), the LIBO Rate shall be the rate per annum which the Administrative Agent in good faith determines to be the arithmetic average (rounded as aforesaid) of the offered quotations for Dollar deposits in an amount comparable to the Administrative Agent's share of the relevant amount in respect of which the LIBO Rate is being determined for a period comparable to the relevant Interest Period that leading banks in New York City selected by the Administrative Agent are quoting at 11:00 a.m. on the date which is two Business Days prior to the applicable Interest Period in the New York Interbank Market to major international banks.

Each determination by the Administrative Agent of the LIBO Rate shall be conclusive in the absence of manifest error. All interest based on the LIBO Rate shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

         "LIBO Rate Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate.

         "LIBOR Breakage Event" means, relative to any LIBOR Loan:

                 (a) the Borrower shall fail for any reason to make a Borrowing, continue or convert, such LIBOR Loan after the Borrower shall have delivered a Borrowing Request or a Continuation/Conversion Notice to the Administrative Agent;

                 (b)  notice shall be given to the Borrower pursuant to clause
         (b) of Section 4.1 prior to the last day of the

         Applicable Interest Period; or

                 (c) the Borrower shall prepay or repay all of any part of the principal amount of such LIBOR Loan prior to the last day of the Interest Period applicable thereto.

         "LIBOR Office" means, relative to any Lender, the office of such Lender designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

         "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

         "Loan" is defined in Section 2.1.1.

         "Loan Document" means this Agreement, the Notes, the Intercompany Debt Subordination Agreement, the Borrower Pledge Agreement, each Subsidiary Guaranty, the General Security Agreement, the International Pledge Agreement and each other agreement, document or instrument delivered in connection with this Agreement and such other agreements, whether or not specifically mentioned herein or therein.

         "Note" means a promissory note of the Borrower payable to any Lender, in the form of Exhibit A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Obligations" means all obligations (monetary or otherwise) of the Borrower to the Administrative Agent or the Lenders arising under or in connection with this Agreement, the Notes and each other Loan Document.

         "Obligor" means, as the context may require, International, the Borrower, each Restricted Subsidiary and any other Person (other than a Secured Party) to the extent such Person is obligated under this Agreement or any other Loan Document.

         "Operating Income" means, for any period, operating income of the Borrower and its Restricted Subsidiaries for such period as determined in accordance with GAAP and in a manner consistent with the calculation of operating income as set forth in the audited financial statements for the 1996 Fiscal Year referred to in Section
6.4 less, to the extent not deducted in connection with the determination thereof, all management fees and calculated after giving effect to all acquisitions, exchanges and dispositions of assets of the Borrower or any of its Restricted Subsidiaries (and designations of Subsidiaries of the Borrower as Restricted Subsidiaries) during such period as if such transactions (or designations) had occurred on the first day of such period.

         "Organic Document" means, relative to any Obligor, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

         "Participant" is defined in Section 10.11.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "Pension Plan" means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

         "Percentage" means, relative to any Lender, the percentage set forth opposite its signature hereto or set forth in the Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11.

         "Permitted Control Stockholder" means any of:

                 (a)  TCI or any wholly-owned Subsidiary of TCI;

                 (b)  John C. Malone; or

                 (c) the estate or legal heirs of John C. Malone or Bob Magness following the death of such Person or Persons, so long as, in the case of this clause (c), TCI or John C. Malone directs the voting by such heir of its Voting Stock of International.

         "Person" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

         "Plan" means any Pension Plan or Welfare Plan.

         "Pro-Forma Debt Service" means, on any date, the sum, determined for the period of the four complete Fiscal Quarters immediately following such date, of

                 (a)  all Pro Forma Interest Expenses,

plus

                 (b) the amount of all scheduled principal payments, including the current maturities thereof, due on Debt of the Borrower and its Restricted Subsidiaries on a consolidated basis (including pursuant to clause (b) of Section 3.1, but excluding, however, Indebtedness permitted by clauses (b), (g) and (h) of Section 7.2.2), but excluding, however, without duplication, Pro-Forma Interest Expense and scheduled principal payments, in each case payable on Debt (including the current portion of long term Debt) that could be refinanced on such date by Debt under a committed credit facility under which there are sufficient unused commitments on such date and as to which the conditions precedent to funding can be satisfied on such date ("Substitute Long Term Debt") if all scheduled payments of principal and interest with respect to such Substitute Long Term Debt are included in the calculation of Pro-Forma Debt Service.

         "Pro Forma Interest Expense" means, on any date, the sum, determined for the period of the four complete Fiscal Quarters immediately following such date, of

                 (a) the amount of all interest on Debt of the Borrower and its Restricted Subsidiaries on a consolidated basis (excluding, however, all interest payable on Indebtedness permitted by clauses (b), (g) and
         (h) of Section 7.2.2) which, without duplication, is scheduled to be paid or will accrue during such period, including in respect of the Loans, and

                 (b) all commitment or line of credit fees (no matter how designated) scheduled or required to be paid by the Borrower or any Restricted Subsidiary to any lender in exchange for such lender's commitment to lend to the Borrower or such Restricted Subsidiary, including the Commitment Fee in respect of the Loans and the Commitments, which is scheduled or required to be paid by the Borrower or any Restricted Subsidiary during such period.

For purposes of calculating Pro-Forma Interest Expense (x) where any item of interest on any Debt varies or depends upon a variable rate of interest (including the Base Rate or the LIBO Rate), such rate shall be assumed to equal the rate in effect on the date of calculation thereof and (y) the principal amount outstanding under any revolving or line of credit facility shall be assumed to be the outstanding principal balance thereunder on the last day of the Fiscal Quarter immediately preceding the period in respect of which the calculation of Pro-Forma Interest Expense is being determined adjusted to give effect to any mandatory commitment reductions which are scheduled to occur during such period in respect of which the calculation of Pro-Forma Interest Expense is being determined.

         "Projections" means the projections delivered to the Administrative Agent in December 1996 by International which forecast, among other things, Subscriber Information and cash flows of the Borrower and its Restricted Subsidiaries.

         "Quarterly Payment Date" means the last day of each March, June, September, and December or, if any such day is not a Business Day, the next succeeding Business Day.

         "Release" means a "release", as such term is defined in CERCLA.

         "Remaining Interest Period" means, relative to the Affected Principal Amount of any LIBO Rate Loan,

                 (a) in the event of the occurrence of a LIBOR Breakage Event of the nature referred to in clause (a) of the definition of such term, a period equal to the Interest Period that the Borrower elected (from and including the first day of such Interest Period to but excluding the last day of such Interest Period);

                 (b) in the event of the occurrence of a LIBOR Breakage Event of the nature referred to in clause (b) of the definition of such term, a period equal to the period from and including the date of such notice to but excluding the last day of such Interest Period as if such Interest Period had not been so terminated; and

                 (c) in the event of the occurrence of a LIBOR Breakage Event of the nature referred to in clause (c) of the definition of such term, a period equal to the period from and including the date of such prepayment or repayment or date notified as the date of such prepayment (whichever is earlier) to but excluding the last day of such Interest Period.

         "Reorganization" means a transaction, or series of interrelated transactions, whereby

                 (a) International contributes as capital to the Borrower all of the outstanding shares of capital stock of some or all of the Persons (other than the Borrower) which are then directly held Subsidiaries of International; and

                 (b) TCI, if it so elects, distributes on a tax free basis to its shareholders some or all of the outstanding Voting Stock of International.

         "Required Lenders" means, at any time, Lenders holding at least 50.10% of the then aggregate outstanding principal amount of the Notes then held by the Lenders, or, if no such principal amount is then outstanding, Lenders having at least 50.10% of the Commitments.

         "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as in effect from time to time.

         "Restricted Subsidiary" means each Subsidiary of the Borrower which is

                 (a) wholly-owned directly by the Borrower or indirectly through another Restricted Subsidiary; and

                 (b) designated as a Restricted Subsidiary by the Borrower with the consent of the Administrative Agent and the Required Lenders.

Concurrently with each request by the Borrower to the Lenders to consent to any such designation in accordance with clause (b), the Borrower shall deliver to the Administrative Agent a certificate of an Authorized Officer of the Borrower of the nature required by clauses (a)(iv) and (b)(iv) of Section 7.1.1 calculated, on a pro-forma basis as of the date of the certificate most recently delivered pursuant to either such clause and after giving effect to such proposed designation, and setting forth comparatively the information from such most recently delivered certificate.

         "Scotiabank" is defined in the preamble.

         "Stated Maturity Date" means March 31, 2006.

         "Statutory Reserve" means, relative to a LIBO Rate, the quotient (expressed as a decimal, rounded to the nearest 1/100 of 1%) obtained by dividing (x) the number one by (y) one minus the aggregate of the reserve percentages expressed as a decimal established by the F.R.S. Board for Eurocurrency Liabilities as prescribed under F.R.S. Board Regulation D.

         "Subordinated Intercompany Debt" means, on any date, any Intercompany Debt

                 (a)  which was incurred in accordance with clause (g) of
         Section 7.2.2;

                 (b) the full amount of which is subordinated to the full payment and performance of the Obligations in accordance with the terms of the Intercompany Debt Subordination Agreement; and

                 (c) at all times as such Intercompany Debt continues to remain outstanding, each of the Borrower, the Affiliate Debtholder and such Restricted Subsidiary, as applicable, is, and continues to be, a party to the Intercompany Debt Subordination Agreement.

         "Subordinated Intercompany Long Term Debt" is defined in clause (g)(i) of Section 7.2.2.

         "Subordinated Intercompany Working Capital Debt" is defined in clause
(g)(ii) of Section 7.2.2.

         "Subscriber Information" means, at any time, the number of Homes Passed, the number of Basic Subscribers, the number of Basic Subscribers as a percentage of the number of Homes Passed, and the number of pay-TV subscriptions, and the number of pay-TV subscriptions as a percentage of Basic Subscribers for the Cable Systems owned by the Borrower and any of its Restricted Subsidiaries.

         "Subsidiary" means, relative to any Person, any Person of which more than 50% of the Voting Stock is at the time owned directly or indirectly by such Person.

         "Subsidiary Guarantor" means each Restricted Subsidiary party to a Subsidiary Guaranty.

         "Subsidiary Guaranty" means, as the context may require, the guaranty executed and delivered by each Subsidiary Guarantor pursuant to Section 5.1.7 or any guaranty executed and delivered by a Restricted Subsidiary pursuant to clause (a) of Section 7.1.7, in each case substantially in the form of Exhibit I hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Taxes" is defined in Section 4.5.

         "TCI" means Tele-Communications, Inc., a Delaware corporation.

         "TCI Cablevision" means, relative to any time prior to the

Consolidation, TCI Cablevision of Puerto Rico, Inc., a Delaware corporation.

         "TCID" is defined in the third recital.

         "TCI-PR" is defined in the second recital.

         "type" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

         "United States" or "U.S." means the United States of America, its fifty States and the District of Columbia.

         "Unrestricted Subsidiary" means, at any time, any Subsidiary of the Borrower which is not then a Restricted Subsidiary. Nothing in this Agreement or any other Loan Document is intended to or shall restrict in any way, directly or indirectly (including pursuant to Section 7.2.6), the activities or operations of any Unrestricted Subsidiary.

         "Voting Stock" means, at any time relative to any Person,

                 (a) all stock or similar equity interests of such Person pursuant to which the holders thereof have the general voting power under ordinary circumstances to vote for the election of directors (or Persons performing similar functions), managers, trustees or general partners of such Person (irrespective of whether or not at the time any other class or classes will have or might have voting power by reason of the happening of any contingency); and

                 (b) all other debt or equity securities of such Person freely convertible by its terms into such stock or similar equity interests.

         "Welfare Plan" means a "welfare plan", as such term is defined in section 3(1) of ERISA.

         "wholly-owned Subsidiary" shall mean, relative to any Person, any Subsidiary of such Person all of the capital stock (and all rights and options to purchase capital stock) of which, other than directors' qualifying shares, are owned, beneficially and of record, by such Person and/or one or more wholly-owned Subsidiaries of such Person.

         SECTION II.2 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

         SECTION II.3 Cross-References. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

         SECTION II.4 Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, generally accepted accounting principles ("GAAP") consistently applied.


                                  ARTICLE III

                  COMMITMENTS, BORROWING PROCEDURES AND NOTES

         SECTION III.1 Commitments. On the terms and subject to the conditions of this Agreement (including Article V), each Lender severally agrees to make Loans pursuant to the Commitments described in this Section 2.1.

         SECTION III.1.1 Commitment. From time to time on any Business Day occurring prior to the Commitment Termination Date, each Lender will make loans (relative to such Lender, its "Loans") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing of the Loans requested by the Borrower to be made on such day. The Commitment of each Lender described in this Section 2.1.1 is herein referred to as its "Commitment". On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow the Loans.

         SECTION III.1.2 Lenders Not Permitted or Required To Make the Loans. No Lender shall be permitted or required to make any Loan if, after giving effect thereto, the aggregate outstanding principal amount of all the Loans

                  (a) of all the Lenders with Commitments would exceed the Commitment Amount; or

                  (b) of such Lender with a Commitment would exceed such Lender's Percentage of the Commitment Amount.

         SECTION III.2 Reduction of the Commitment Amounts. The Commitment Amount is subject to reduction from time to time pursuant to this Section 2.2.

         SECTION III.2.1 Optional. The Borrower may, from time to time on any Business Day occurring after the date of the initial Borrowing hereunder, voluntarily reduce the amount of the Commitment Amount; provided, however, that all such reductions shall require at least three Business Days' prior notice to the Administrative Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $500,000 and in an integral multiple of $100,000.

         SECTION III.2.2 Mandatory. On each March 31, June 30, September 30 and December 31 in each year set forth below up to and including 2005, the Commitment Amount will be permanently reduced by an amount equal to 1/4 of the aggregate percentage reduction set forth below opposite such year multiplied by the original Commitment Amount and on March 31, 2006, the Commitment Amount will be permanently reduced by an amount equal to the percentage reduction set forth below opposite the year 2006 multiplied by the original Commitment
Amount:

                                          Percentage
               Year                        Reduction
               ----                        ---------
               2000                           10%
               2001                           15%
               2002                           25%
               2003                           20%
               2004                           20%
               2005                            5%
               2006                            5%

provided, however, that on the Commitment Termination Date, the Commitment Amount shall be zero. Voluntary reductions of the Commitment Amount made pursuant to Section 2.2.1 shall be applied to diminish the amount of scheduled reductions to the Commitment Amount thereafter becoming effective pursuant to this Section on a pro rata basis.

         SECTION III.3 Borrowing Procedure. By delivering a Borrowing Request to the Administrative Agent on or before 1:00 p.m., New York time, on a Business Day, the Borrower may from time to time irrevocably request, on the Borrowing date in the case of Base Rate Loans, or on not less than three Business Days' notice in the case of LIBO Rate Loans, that a Borrowing be made in a minimum amount of $500,000 and an integral multiple of $100,000, or in the unused amount of the Commitments. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 11:00 a.m., New York time, on such Business Day each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing.
Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

         SECTION III.4 Continuation and Conversion Elections. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 1:00 p.m., New York time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than three Business Days' notice that all, or any portion in an aggregate minimum amount of $500,000 and an integral multiple of $100,000, of any Loans be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, be converted into a Base Rate Loan or continued as a LIBO Rate Loan (in the absence of delivery of a Continuation/ Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that

                  (a) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders and

                  (b) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

         SECTION III.5 Funding. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates to make or maintain such LIBO Rate Loan; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch or Affiliate. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Section 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

         SECTION III.6 Notes. Each Lender's Loans shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the original Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower.


                                   ARTICLE IV

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

         SECTION IV.1 Repayments and Prepayments. The Borrower shall repay in full the unpaid principal amount of each Loan upon the Stated Maturity Date therefor. Prior thereto, the Borrower

                 (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided, however, that

                          (i) any such prepayment shall be made pro rata among Loans of the same type and, if applicable, having the same Interest Period of all Lenders;

                          (ii) all such voluntary prepayments shall require at least three Business Days' prior written notice to the Administrative Agent; and

                          (iii) all such voluntary partial prepayments shall be in an aggregate minimum amount of $500,000 and an integral multiple of $100,000;

                 (b) shall, on each date when any reduction in the Commitment Amount shall become effective, including pursuant to Section 2.2, make a mandatory prepayment of all Loans equal to the excess, if any, of the aggregate, outstanding principal amount of all Loans over the Commitment Amount as so reduced; and

                 (c) shall, immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3, repay all Loans, unless, pursuant to Section 8.3, only a portion of all Loans is so accelerated.

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4. No voluntary prepayment of principal of any Loans shall cause a reduction in the Commitment Amount.

         SECTION IV.2 Interest Provisions. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this
Section 3.2.

         SECTION IV.2.1 Rates. Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

                 (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin; and

                 (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate for such Interest Period plus the Applicable Margin.

All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

         SECTION IV.2.2 Post-Maturity Rates. After the date any principal amount of any Loan is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to the Alternate Base Rate plus a margin of 2%.

         SECTION IV.2.3 Payment Dates. Interest accrued on each Loan shall be payable, without duplication:

                 (a)  on the Stated Maturity Date therefor;

                 (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan;

                 (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the date of the initial Borrowing hereunder;

                 (d) with respect to LIBO Rate Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed 90 days, on each Quarterly Payment Date to occur during such Interest Period); and

                 (e)  on that portion of any Loans the Stated Maturity

         Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

         SECTION IV.3 Fees. The Borrower agrees to pay the fees set forth in this Section 3.3. All such fees shall be non-refundable.

         SECTION IV.3.1 Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower's inability to satisfy any condition of Section 5.2) commencing on the Effective Date and continuing through the Commitment Termination Date, a commitment fee at the rate of _ of 1% per annum on such Lender's Percentage of the sum of the average daily unused portion of the Commitment Amount. Such commitment fees shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first such day following the Effective Date, and on the Commitment Termination Date.

         SECTION IV.3.2 Administrative Agent's Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, the non-refundable fees in the amounts and on such dates as agreed by the Borrower and the Administrative Agent.


                                   ARTICLE V

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

         SECTION V.1 Change in Legality. Notwithstanding anything to the contrary contained in this Agreement, if any change in any present or future applicable law, rule or regulation or in the interpretation or administration thereof by any Governmental Body charged with the administration thereof, or compliance with any request, guideline, policy or directive (whether or not having the force of law) of any such Governmental Body, shall make it unlawful or impracticable in the reasonable judgment of any Lender (an "Affected Lender") for such Lender to make, fund or maintain any LIBO Rate Loan, or any part of its Commitment hereunder, and such Lender determines that it is not reasonably possible to take steps to avoid such illegality or impracticability without adverse cost or consequences to such Lender, then, upon the request of such Lender by notice to the Borrower and the Administrative Agent, the Administrative Agent shall

                  (a) if such event occurs at any time when no Loans of such Affected Lender shall be maintained as LIBO Rate Loans, declare such Lender's Commitment terminated and it shall thereby be terminated and the Lenders' Commitment Fee thereafter payable shall be proportionately reduced; or

                  (b) if such event occurs at any time when any Loans of such Affected Lender shall be maintained as LIBO Rate Loans

                          (i) request the Affected Lender to use reasonable efforts (which efforts shall be undertaken) to transfer the LIBO Rate Loan or Commitment to another of its branches or agencies (or to another Lender or major international bank acceptable to the Borrower, notwithstanding the restrictions on transfer set forth in Section 10.11.1) in order to remove any illegality; provided, however, that such Affected Lender shall not be obligated to effect any such transfer if (x) such transfer is inconsistent with such Affected Lender's internal policies of general application or if, as determined by such Affected Lender in its sole discretion, the transfer of such LIBO Rate Loan or Commitment, as applicable, would materially adversely affect such LIBO Rate Loan or such Affected Lender and (y) such Affected Lender shall deliver a certificate, executed by an authorized officer thereof and delivered by a relationship officer, stating the nature of such internal policy and that such policy has been applied consistently to similarly situated borrowers and loans, or that such transfer would materially adversely affect such LIBO Rate Loan or such Affected Lender, as the case may be, and

                          (ii) request the Borrower to make a good faith effort (which effort shall be undertaken) to refinance the Affected Lender's Commitment in order to remove any illegality;

         provided, however, that if the efforts requested to be made by the Affected Lender and the Borrower in clauses (b)(i) and (b)(ii) are not successful within a reasonable period of time, the Borrower shall pay in full the then outstanding principal amount of such Lender's LIBO Rate Loans together with accrued interest thereon either (x) on the last day of the then current Interest Period if such Lender may lawfully continue to fund and maintain such LIBO Rate Loan to such day or (y) immediately if such Lender may not lawfully continue to fund and maintain such LIBO Rate Loan to such day, in each case, together with any amounts necessary to reimburse such Lender for any loss incurred as a result thereof pursuant to Section 4.4. If any Lender shall claim that the funding or maintenance of any LIBO Rate Loan or any part of its Commitment hereunder has become unlawful, such Lender shall deliver to the Administrative Agent and the Borrower a letter from legal counsel to such Lender, which may be in-house counsel to such Lender, describing the legal basis for the determination of such illegality.

Upon the occurrence of any change in circumstances pursuant to Section 4.1 or
4.3 and subject to the provisions of such Section, the Lender affected by such change shall use its reasonable efforts to conduct a review of alternative reasonable courses of action which may mitigate or eliminate the increased cost to the Lender of making, funding or maintaining any LIBO Rate Loan made by it and its obligations in respect of its Commitment hereunder and shall engage in any such alternative course of action which is considered reasonable under the circumstances as they shall exist at such time; provided, however, that no such Lender shall be obligated to engage in any such alternative course of action which would result in any increased costs or any reduction of the amount of any payment receivable hereunder by such Lender or cause such Lender, in its good faith judgment, to violate one or more of its policies in order to avoid such increased cost or reduction.

         SECTION V.2 Deposits Unavailable. If the Administrative Agent shall have determined that

                 (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to the Administrative Agent in its relevant market, or

                 (b) by reason of circumstances affecting the Administrative Agent's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans, then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any LIBO Rate Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

         SECTION V.3 Change in Circumstances; Reserve Costs. In the event that any present or future applicable law, rule or regulation, or any change therein or in the interpretation or administration thereof, including any request, guideline, directive or policy (whether or not having the force of law) by any Governmental Body charged with the administration or interpretation thereof, or compliance by any Lender with any request, guideline, directive or policy of any such Governmental Body:

                 (a) subjects any Lender through its applicable lending office to any tax, duty or other charge (including the imposition of any withholding tax so long as such Lender has complied with Section 4.5) with respect to any Loan or any part of its Commitment (other than any tax on or measured by the overall net income of such Lender), or

                 (b) changes the basis of taxation of payments to any Lender through its LIBOR Office of principal of, or interest on, any Loan made by such Lender with respect to its Commitment or of other amounts payable hereunder, or any combination of the foregoing (other than any tax on or measured by the overall net income of such Lender), or

                 (c) imposes, modifies or deems applicable any reserve, capital adequacy, deposit or similar requirement against any assets held by, deposits with or for the account of, or loans or commitments by, or any acquisition of funds by or for the account of an office of any Lender or its holding company in connection with any Commitment or any Loan, including Statutory Reserves, or

                 (d) imposes upon any Lender any other condition with respect to any Loan, any part of such Lender's Commitment, or this Agreement,

and the result of any of the foregoing (taking such Lender's policies into account) is to (x) increase the cost to such Lender of making, funding or maintaining any Loan or any part of its Commitment hereunder or (y) reduce the amount of any payment (whether of principal, interest or otherwise) received or receivable by such Lender or (z) require such Lender or its holding company to deposit any reserve, increase its capital or make any payment on or calculated by reference to any Loan made or sum received by it, or any part of its Commitment, in each case by an amount which such Lender in its sole judgment reasonably deems material after conducting the review required by Section 4.1, then:

                 (e) such Lender shall promptly notify the Borrower and the Administrative Agent of the happening of such event;

                 (f) such Lender shall promptly, and in any case within 90 days of the date when it becomes aware of the happening of such an event, deliver to the Borrower and the Administrative Agent a certificate, executed by an authorized officer of such Lender and delivered by a relationship officer thereof, stating the change which has occurred or the reserve requirements or other conditions which have been imposed or the request, direction or requirement with which such Lender has complied or will comply, together with the date thereof, the amount of such increased costs, reduction or payment, the way in which such amount has been calculated, and shall certify that this is the Lender's standard method of calculating such amount, that such amount is or will be calculated in a similar way for other borrowers of the Lender under similar circumstances, that such requests are not inconsistent with its treatment of other borrowers which are subject to similar provisions, and that its method of allocating any such costs, reductions or payments is fair and reasonable; and

                 (g) the Borrower shall promptly pay to the Administrative Agent for transfer to such affected Lender such amount or amounts set forth in such certificate as will compensate such Lender for such additional costs, reduction or payment.

The certificate of the affected Lender as to the additional amounts payable pursuant to this Section delivered to the Borrower shall contain in reasonable detail the basis upon which such additional amounts have been calculated and shall be presumed correct absent manifest error. The provisions of this Section shall be applicable to the Borrower and the affected Lender regardless of any possible contention of invalidity or inapplicability of the law, regulation or condition which has been imposed. Notwithstanding the foregoing, the Borrower will not be required to reimburse any Lender for any increased costs, reductions or payments under this Section arising prior to 90 days preceding the date of request, unless the applicable law or regulation is imposed retroactively. In the case of a law or regulation which is retroactive in effect, such notice shall be provided to the Borrower not later than 90 days from the date that such Lender reasonably should have learned of such law or regulation, and the Borrower's obligation to compensate such Lender for such increased cost or reduction is contingent upon the provision of such timely notice (but any failure by such Lender to provide such timely notice shall not affect the Borrower's reimbursement obligations with respect to either any costs or reduction incurred from the date as of which the law or regulation became effective to the date that is 90 days after such Lender reasonably should have learned of such law or regulation or any costs or reduction incurred following the delivery of such notice). No failure on the part of any Lender to demand compensation under this Section shall constitute a waiver of its right to demand such compensation on any other occasion in connection with any other similar or dissimilar event. If the affected Lender shall subsequently recoup costs for which such Lender has theretofore been compensated by the Borrower, such Lender shall remit to the Borrower the amount of the recoupment.

         If the Borrower shall be required to make any payment or reimbursement or to compensate any Lender under this Section, then, so long as no Default has occurred and is continuing, the Borrower shall be free at any time within one hundred eighty (180) days after the receipt of the certificate of the affected Lender, (x) to terminate the affected Lender's Commitment and the affected Lender's entitlement to the Commitment Fee accruing after such termination, (y) to prepay the affected portion of any Loan of such Lender in full (plus all amounts payable pursuant to Section 4.4 with respect to cost of funds or clause
(c) in order to compensate such affected Lender for additional costs, reductions or payments with respect to the period prior to prepayment), together with accrued interest on the amount thereof through the date of such prepayment or (z) to replace any such Lender with another major international bank reasonably acceptable to the Administrative Agent. Upon any exercise of either of the rights described in item (x) or (y) of the preceding sentence, the Aggregate Commitment shall be automatically and irrevocably reduced by the amount of the terminated Commitment in the case of item (x) and by the amount of the prepayment in the case of item (y).

         SECTION V.4 Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of the occurrence of a LIBOR Breakage Event, then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender

                 (a) such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense, including, an amount equal to:

                                               D
                                              ---
                                  A x (B-C) x 360

         where:

                          "A" equals such Lender's Affected Principal Amount,

                          "B" equals the LIBO Rate (expressed as a decimal)
                 applicable to such LIBO Rate Loan,

                          "C" equals the LIBID Rate applicable to such Affected
                 Principal Amount (which for purposes of this calculation shall not exceed "B"), and

                          "D" equals the number of days from (and including)
                 the first day of the Remaining Interest Period to (but excluding) the last day of such Remaining Interest Period; and

                 (b) and any other reasonable out-of-pocket loss or expense (including any reasonable internal processing charge customarily charged by such Lender) suffered by such Lender in liquidating or employing deposits prior to maturity in amounts which correspond to such Lender's pro rata share of such proposed Loan or repayment.

The written notice described above (which shall include calculations in reasonable detail and supporting documentation) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         SECTION V.5 Taxes. So long as each Lender has complied with its obligation to deliver the appropriate tax forms as set forth in the last paragraph of this Section, all payments by the Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "Taxes"). So long as each Lender has complied with its obligation to deliver the appropriate tax forms as set forth in the last paragraph of this Section, in the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will

                 (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                 (b) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

                 (c) pay to the Administrative Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Administrative Agent or any Lender with respect to any payment received by the Administrative Agent or such Lender hereunder, so long as each Lender has complied with its obligation to deliver the appropriate tax forms as set forth in the last paragraph of this Section, the Administrative Agent or such Lender may pay such Taxes and the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted.

         If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section, a distribution hereunder by the Administrative Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

         Each Lender that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payments under the Notes, execute and deliver to the Borrower and the Administrative Agent, on or about the first scheduled payment date in each Fiscal Year, and at other times upon request of the Borrower, one or more (as the Borrower or the Administrative Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes.

         SECTION V.6 Payments, Computations, etc. Unless otherwise expressly provided, all payments by the Borrower pursuant to this Agreement, the Notes or any other Loan Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Lenders entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 1:00 p.m., New York time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest (including interest on LIBO Rate Loans) shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan (calculated at other than the Federal Funds Rate) and fees, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term "Interest Period" be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

         SECTION V.7 Sharing of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Sections 4.3 and 4.4) in excess of its pro rata share of payments then or therewith obtained by all Lenders entitled thereto, such Lender shall purchase from the other Lenders such participations in Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (x) the amount of such selling Lender's required repayment to the purchasing Lender to (y) total amount so recovered from the purchasing Lender of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.8) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

         SECTION V.8 Setoff. Each Lender shall, upon the occurrence of any Default described in clauses (a) through (d) of Section 8.1.9 or, with the consent of the Required Lenders, upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of
Section 4.7. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

         SECTION V.9 Use of Proceeds. The Borrower shall apply the proceeds of the Loans (x) to finance the Acquisition, (y) to refinance the existing indebtedness of the Cable Systems acquired in the Acquisition and (z) for general corporate purposes and working capital purposes of the Borrower and its Restricted Subsidiaries; provided, however, that without limiting the foregoing, no proceeds of any Loan will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any "margin stock", as defined in F.R.S. Board Regulation U, which could result in a violation of F.R.S. Board Regulation U.


                                   ARTICLE VI

                            CONDITIONS TO BORROWINGS

         SECTION VI.1 Initial Borrowings. The obligations of the Lenders to fund the initial Borrowing shall be subject to the prior or concurrent satisfaction of each of the conditions set forth in this Section 5.1.

         SECTION VI.1.1 Resolutions, etc. The Administrative Agent shall have received from the Borrower a certificate, dated the date of the initial Borrowing, of its Secretary or Assistant Secretary or, with respect to clause
(c) below, the Secretary or Assistant Secretary of each Affiliated Debtholder as to

                 (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by it;

                 (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each other Loan Document executed by it; and

                 (c) resolutions of the Board of Directors of each Affiliated Debtholder then in full force and effect authorizing the execution, delivery and performance of the

         Intercompany Debt Subordination Agreement to be executed by it,

upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of the Borrower canceling or amending such prior certificate.

         SECTION VI.1.2 Delivery of Notes. The Administrative Agent shall have received, for the account of each Lender, its Note duly executed and delivered by the Borrower.

         SECTION VI.1.3 Intercompany Debt Subordination Agreement. The Administrative Agent shall have received a counterpart of the Intercompany Debt Subordination Agreement:

                 (a) duly executed on behalf of each Affiliated Debtholder which holds Intercompany Debt which for purposes of any of the financial statements or calculations delivered pursuant to Section
         5.1.5 is treated as Subordinated Intercompany Debt (including all Subordinated Intercompany Debt permitted by clause (g) of Section 7.2.2); and

                 (b) duly acknowledged on behalf of the Borrower and each of its Restricted Subsidiaries.

         SECTION VI.1.4 Acquisition Consummated. The Acquisition shall have been consummated on terms and conditions satisfactory to the Administrative Agent.

         SECTION VI.1.5 Pro Forma Financials, etc. The Administrative Agent shall have received

                 (a) a pro-forma combined balance sheet as at December 31, 1996 (and assuming that the Acquisition and the Consolidation shall have occurred on such date), and pro forma combined statements of earnings and cash flows for the four Fiscal Quarters then ended (and assuming that the Acquisition and the Consolidation had occurred on January 1, 1996), of the Borrower; and

                 (b) an initial Compliance Certificate, showing (in reasonable detail and with appropriate calculations, based on the pro-forma financial statements delivered pursuant to clause (a), and computations in all respects satisfactory to the Administrative Agent) compliance with the financial covenants set forth in Section 7.2.4 and various other covenant limitations and certifying as to the absence of any Defaults (except as disclosed therein).

         SECTION VI.1.6 Borrower Pledge Agreement. If the Borrower then shall have any Subsidiary which, with the consent of the Required Lenders, shall have been designated a Restricted

Subsidiary, the Administrative Agent shall have received the Borrower Pledge Agreement, dated the date of the initial Borrowing, duly executed and delivered by an Authorized Officer of the Borrower, together with certificates evidencing all of the issued and outstanding shares of such Restricted Subsidiary, which certificates shall be accompanied by undated stock powers duly executed in blank (or, if any such shares of such Restricted Subsidiaries are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Administrative Agent for the benefit of the Lenders in accordance with Section 8.313 and Section 8-321 of the U.C.C., and all laws otherwise applicable to the perfection of the pledge of such shares).

         SECTION VI.1.7 Subsidiary Guaranties. If the Borrower then shall have any Subsidiary which, with the consent of the Registered Lenders, shall have been designated a Restricted Subsidiary, the Administrative Agent shall have received each Subsidiary Guaranty, each dated the date of the initial Borrowing, duly executed and delivered by an Authorized Officer of such Restricted Subsidiary.

         SECTION VI.1.8 Opinions of Counsel. The Administrative Agent shall have received opinions, dated the date of the initial Borrowing and addressed to the Administrative Agent and all Lenders, from Sherman & Howard L.L.C., special counsel to the Borrower, and Stephen M. Brett, corporate counsel to the Borrower, each substantially in the form of Exhibit J hereto.

         SECTION VI.1.9 Insurance. The Administrative Agent shall have received evidence of the existence of insurance to the reasonable satisfaction of the Administrative Agent in compliance with Section 7.1.4 (including all endorsements included therein), and the Administrative Agent shall be named additional insured or loss payee, on behalf of the Lenders, in respect of all proceeds payable in respect of such insurance, pursuant to documentation reasonably satisfactory to the Administrative Agent and the Borrower.

         SECTION VI.1.10 Closing Fees, Expenses, etc. The Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Section 3.3, if then invoiced.

         SECTION VI.2 All Borrowings. The obligation of each Lender to make any Loan (including the initial Borrowing) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.

         SECTION VI.2.1  Compliance with Warranties, No Default, etc.

Both before and after giving effect to any Borrowing (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct:

                 (a) the representations and warranties set forth in Article VI shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

                 (b) except as disclosed by the Borrower to the Administrative Agent and the Lenders pursuant to Section 6.10, or, since the date of the most recent Borrowing, if any, pursuant to clause (d) of Section 7.1.1,

                          (i) no labor controversy, litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Restricted Subsidiaries which might materially adversely affect the Borrower's consolidated business, operations, assets, revenues or properties or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document, and

                          (ii) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 6.10 or clause (c) of Section 7.1.1 which might materially adversely affect the consolidated businesses, operations, assets, revenues or properties of the Borrower and its Restricted Subsidiaries; and

                 (c)  no Default shall have then occurred and be continuing.

For purposes of this Section, a "continuation" or "conversion" of Loans pursuant to Section 2.4 shall not be a "Borrowing".

         SECTION VI.2.2 Borrowing Request. The Administrative Agent shall have received a Borrowing Request. The delivery of a Borrowing Request and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) the statements made in Section 5.2.1 are true and correct.

         SECTION VI.2.3 Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries shall be satisfactory in form and substance to the Administrative Agent and its counsel; the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or its counsel may reasonably request.


                                  ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders and the Administrative Agent to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants unto the Administrative Agent and each Lender as set forth in this
Article VI.

         SECTION VII.1 Organization, etc. The Borrower and each of its Restricted Subsidiaries is a corporation validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

         SECTION VII.2 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Obligor of this Agreement, the Notes and each other Loan Document executed or to be executed by it, and the Borrower's participation in the consummation of the Acquisition and the Consolidation are within the applicable Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not

                 (a)  contravene Organic Documents of such Obligor;

                 (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting such Obligor; or

                 (c) result in, or require the creation or imposition of, any Lien on any of the properties of such Obligor.

         SECTION VII.3 Validity, etc. This Agreement constitutes, and the Notes and each other Loan Document executed by each Obligor will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of such Obligor enforceable in accordance with their respective terms.

         SECTION VII.4 Financial Information. The balance sheets of each of the Constituent Companies as at each December 31 from 1994 through and including 1996, and the related statements of earnings and cash flows of each of the Constituent Companies, copies of which have been furnished to the Administrative Agent and each Lender, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial position of the corporations covered thereby as at the dates thereof and the results of its operations for the periods then ended.

         SECTION VII.5 No Material Adverse Change. Since the date of the audited financial statements for the 1996 Fiscal Year described in Section 6.4, there has been no material adverse change in the financial condition, operations, assets, business or properties of the Borrower and its Restricted Subsidiaries and CHCS on a consolidated basis.

         SECTION VII.6 Compliance with Applicable Laws. Neither the Borrower nor any of its Restricted Subsidiaries is in default with respect to any judgment, order, writ, injunction, decree or decision of any Governmental Body which default could reasonably be expected to have a material adverse effect on the financial condition, operations, assets, business or properties of the Borrower and its Restricted Subsidiaries on a consolidated basis. The Borrower and each of its Restricted Subsidiaries is complying in all material respects with all applicable statutes and regulations, including the Communications Act and ERISA, of all Governmental Bodies, including the FCC, a violation of which could reasonably be expected to have a material adverse effect on the financial condition, operations, assets, business or properties of the Borrower and its Restricted Subsidiaries on a consolidated basis.

         SECTION VII.7  FCC and Copyright Matters.  Except as disclosed in Item
6.7 ("FCC and Copyright Matters") of the Disclosure Schedule, the Borrower and each of its Restricted Subsidiaries

                  (a) has duly and timely filed all cable television registration statements and other filings that are required to be filed by the Borrower and each of its Restricted Subsidiaries under the Communications Act, the failure to file which could reasonably be expected to have a material adverse effect on the financial condition, operations, assets, business or properties of the Borrower and its Restricted Subsidiaries on a consolidated basis, and

                  (b)  is complying in all material respects with the

         Communications Act, including the rules, regulations and published policies of the FCC relating to the transmission of television, cable and microwave signals, a violation of which could reasonably be expected to have a material adverse effect on the financial condition, operations, assets, business or properties of the Borrower and its Restricted Subsidiaries on a consolidated basis. Neither the Borrower nor any Restricted Subsidiary has any knowledge that either the Borrower or any of its Restricted Subsidiaries has not recorded or deposited with and paid to the United States Copyright Office, the Register of Copyrights and the Copyright Royalty Tribunal all material notices, statements of account, royalty fees and other documents and instruments required under the Copyright Act, and, to the knowledge of the Borrower, neither the Borrower nor any of its Restricted Subsidiaries is liable in any material respect to any Person for copyright infringement under the Copyright Act as a result of its business operations. Each of the Borrower and its Restricted Subsidiaries has filed or caused to be filed with the FCC all reports, applications, documents, instruments and information required to be filed pursuant to all FCC rules, regulations and requests the failure to file of which could reasonably be expected to have a material adverse effect on the financial condition, operations, assets, business or properties of the Borrower and its Restricted Subsidiaries on a consolidated basis.

         SECTION VII.8 Franchises, etc. Each of the Borrower and the Restricted Subsidiaries possesses all material franchises, certificates, licenses, permits and other authorizations from Governmental Bodies and all material patents, trademarks, service marks, trade names, copyrights, licenses, easements, rights of way and other rights, use, access or rental agreements and utility easements that are necessary for the ownership of its properties and assets and the maintenance and operation of its business as presently conducted, and is not in violation of any of the foregoing in any material respect. No event has occurred which permits, or after notice or lapse of time (except expiration of the stated term thereof), or both, would permit, the revocation or termination of any such franchise, certificate, permit, license, authorization or other right so as to materially adversely affect the financial condition, operations, assets, business or properties of the Borrower and its Restricted Subsidiaries on a consolidated basis. All such franchises, certificates, permits, licenses and other authority have been validly issued to the Borrower or a Restricted Subsidiary, as the case may be, by the appropriate governmental authority and, except for franchises, certificates, permits, licenses or other authority which if not obtained would not materially adversely affect the Borrower and its Restricted Subsidiaries on a consolidated basis, each such franchise, certificate, permit, license or other authority is valid and subsisting. The Borrower and its Restricted Subsidiaries are operating their respective businesses in material compliance with the terms and conditions of such franchises, certificates, permits, licenses and other authority.

         SECTION VII.9 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by any Obligor of this Agreement, the Notes or any other Loan Document to which it is a party. Neither the Borrower nor any of its Restricted Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION VII.10 Litigation, Labor Controversies, etc. There is no pending or, to the knowledge of the Borrower, threatened litigation, action, proceeding or labor controversy affecting the Borrower or any of its Restricted Subsidiaries, or any of their respective properties, businesses, assets or revenues, which may materially adversely affect the financial condition, operations, assets, business or properties of the Borrower and its Restricted Subsidiaries on a consolidated basis or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document, except as disclosed in Item 6.10 ("Litigation") of the Disclosure Schedule.

         SECTION VII.11 Subsidiaries. The Borrower has no Subsidiaries, except those Subsidiaries

                 (a) which are identified in Item 6.11 ("Existing Subsidiaries") of the Disclosure Schedule; or

                 (b) which are permitted to have been acquired in accordance with Section 7.2.5 or 7.2.8.

         SECTION VII.12 Ownership of Properties. The Borrower and each of its Restricted Subsidiaries owns good or marketable title, as the case may be, to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to Section 7.2.3.

         SECTION VII.13 Taxes. Except as disclosed in Item 6.13 ("Taxes") of the Disclosure Schedule, the Borrower and each of its Restricted Subsidiaries has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION VII.14 Pension and Welfare Plans. During the twelve-consecutive-month period prior to the Effective Date and prior to the date of any Borrowing hereunder, no steps have been taken to terminate any Pension Plan, other than in a standard termination under section 4041(b) of ERISA that does not require a contribution in excess of $3,000,000, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by the Borrower or any Restricted Subsidiary of any material liability, fine or penalty. Neither the Borrower nor any Restricted Subsidiary has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

         SECTION VII.15 Environmental Law. The Borrower and its Restricted Subsidiaries are in compliance with all Environmental Laws applicable to the operation of their business in all jurisdictions in which they are presently doing business, such that they will not incur or be subject to any liability or penalty thereunder which could, individually or in the aggregate, reasonably be expected to materially and adversely affect the business, operations or condition (financial or otherwise) or property of the Borrower and its Restricted Subsidiaries, on a consolidated basis. The Borrower and its Restricted Subsidiaries do not manage any hazardous wastes, hazardous substances, hazardous materials, toxic substances or toxic pollutants in violation of any Environmental Law, and there are no known conditions or circumstances associated with the currently or previously owned or leased properties or operations of the Borrower or its Restricted Subsidiaries or tenants which may give rise to any liabilities and costs under any Environmental Law which could reasonably be expected to materially and adversely affect the business, operations or condition (financial or otherwise) or property of the Borrower and its Restricted Subsidiaries, on a consolidated basis.

         SECTION VII.16 Regulations G, U and X. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation G, U or X. Terms for which meanings are provided in F.R.S. Board Regulation G, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

         SECTION VII.17 Accuracy of Information. All factual information heretofore or contemporaneously furnished by or on behalf of the Borrower in writing to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby (other than the Projections, true and complete copies of which were furnished to the Administrative Agent and each Lender in connection with its execution and delivery hereof) is, and all other such factual information hereafter furnished by or on behalf of the Borrower to the Administrative Agent or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Administrative Agent and such Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading. The Projections are based on good faith estimates and assumptions, which the Borrower believes are fair and reasonable in light of the historical financial performance of each of the Constituent Companies.


                                  ARTICLE VIII

                                   COVENANTS

         SECTION VIII.1 Affirmative Covenants. The Borrower agrees with the Administrative Agent and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.1.

         SECTION VIII.1.1 Financial Information, Reports, Notices, etc. The Borrower will furnish, or will cause to be furnished, to each Lender and the Administrative Agent copies of the following financial statements, reports, notices and information:

                 (a) as soon as available and in any event within 75 days after the end of each of the first three Fiscal Quarters of each Fiscal Year,

                          (i) consolidated balance sheets as of the end of such Fiscal Quarter, and consolidated statements of earnings and cash flows for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, of the Borrower and its Restricted Subsidiaries certified by an Authorized Officer of the Borrower,

                          (ii)  a Compliance Certificate showing (in
                 reasonable detail and with appropriate calculations and computations in all respects reasonably satisfactory to the Administrative Agent) compliance with the financial covenants set forth in Section 7.2.4 and various other covenant limitations and certifying as to the absence of any Defaults (except as disclosed therein),

                          (iii) a certificate of an Authorized Officer of the Borrower certifying as to consolidated figures of the Borrower and its Restricted Subsidiaries for Subscriber Information,

                          (iv) such other information as shall be reasonably requested by the Administrative Agent or the Required Lenders, as of and through the end of such period, all in reasonable detail and prepared in accordance with customary industry standards;

                 (b) as soon as available and in any event within 120 days after the end of each Fiscal Year,

                          (i) a copy of the annual audit report for such Fiscal Year for the Borrower and its Restricted Subsidiaries, including therein a consolidated balance sheet as of the end of such Fiscal Year, and consolidated statements of earnings and cash flows for such Fiscal Year, of the Borrower and its Restricted Subsidiaries, certified (without any Impermissible Qualification) in a manner acceptable to the Administrative Agent and the Required Lenders by KPMG Peat Marwick or other independent public accountants acceptable to the Administrative Agent and the Required Lenders,

                          (ii) a certificate from the independent public accountants which certify the audit report furnished pursuant to clause(b)(i), acceptable to the Administrative Agent and the Required Lenders containing a computation of, and showing compliance with, each of the financial covenants set forth in
                 Section 7.2.4 and to the effect that, in making the examination necessary for the signing of such audit report, they have not become aware of any Default or Event of Default that has occurred and is continuing, or, if they have become aware of such Default or Event of Default, describing such Default or Event of Default,

                          (iii) a certificate of an Authorized Officer of the Borrower, certifying as to consolidated figures of the Borrower and its Restricted Subsidiaries for Subscriber Information, and such other information as shall be reasonably requested by the Administrative

                 Agent or the Required Lenders, as of and through the end of such Fiscal Year, all in reasonable detail and prepared in accordance with customary industry standards,

                          (iv) a Compliance Certificate showing (in reasonable detail and with appropriate calculations and computations in all respects reasonably satisfactory to the Administrative Agent) compliance with the financial covenants set forth in
                 Section 7.2.4 and various other covenant limitations and certifying as to the absence of any Defaults (except as disclosed therein), and

                          (v) a schedule of all acquisitions, sales and exchanges of stock or property of the Borrower and each of its Restricted Subsidiaries which occurred during such Fiscal Year;

                 (c) as soon as possible and in any event within three days after the occurrence of each Default, a statement of an Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take with respect thereto;

                 (d) as soon as possible and in any event within three days after (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy described in Section 6.10or (y) the commencement of any labor controversy, litigation, action or proceeding of the type described in
         Section 6.10, notice thereof and copies of all documentation relating thereto;

                 (e) promptly after the sending or filing thereof, copies of all reports and registration statements which the Borrower or any of its Restricted Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

                 (f) immediately upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

                 (g) prompt written notice of the occurrence of a Cash Management Significant Default and a description of the steps being taken or proposed to be taken in respect thereof; and

                 (h) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request.

         SECTION VIII.1.2 Compliance with Laws, etc. The Borrower will, and will cause each of its Restricted Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation):

                 (a) the maintenance and preservation of its corporate existence and qualification as a foreign corporation; and

                 (b) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION VIII.1.3 Maintenance of Properties. The Borrower will, and will cause each of its Restricted Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

         SECTION VIII.1.4 Insurance. The Borrower will, and will cause each of its Restricted Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business (including business interruption insurance) against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and will, upon request of the Administrative Agent, furnish to each Lender at reasonable intervals a certificate of an Authorized Officer of the Borrower setting forth the nature and extent of all insurance maintained by the Borrower and its Restricted Subsidiaries in accordance with this Section.

         SECTION VIII.1.5 Books and Records. The Borrower will, and will cause each of its Restricted Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Administrative Agent and each Lender or any of their respective representatives, at reasonable times and intervals, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's financial matters with each Lender or its representatives whether or not any representative of the Borrower is present) and to examine (and photocopy extracts from) any of its books or other corporate records. The Borrower shall pay any fees of such independent public accountant incurred in connection with the Administrative Agent's or any Lender's exercise of its rights pursuant to this Section.

         SECTION VIII.1.6 Environmental Covenant. The Borrower will, and will cause each of its Restricted Subsidiaries to,

                 (a) use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

                 (b) immediately notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws; and

                 (c) provide such information and certifications which the Administrative Agent may reasonably request from time to time to evidence compliance with this Section.

         SECTION VIII.1.7 Future Subsidiaries. Upon any Person becoming, after the Effective Date, a Restricted Subsidiary of the Borrower, or upon the Borrower directly or indirectly acquiring additional capital stock of any existing Restricted Subsidiary having voting rights or contingent voting rights, the Borrower shall notify the Administrative Agent of such acquisition, and, unless otherwise agreed to among the Borrower, the Administrative Agent and the Required Lenders,

                 (a) such Person shall execute and deliver to the Administrative Agent a Subsidiary Guaranty, in a manner satisfactory to the Administrative Agent;

                 (b) such Person shall execute and deliver such instruments and take such actions as are required by Section

         7.1.8, if applicable;

                 (c) the Borrower shall execute and deliver to the Administrative Agent the Borrower Pledge Agreement (unless theretofore executed and delivered pursuant to Section 5.1.6 or this Section), together with all of the outstanding shares of capital stock of such Person, along with undated stock powers for such certificates, executed in blank (or, if any such shares of capital stock are uncertificated, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Administrative Agent, for the benefit of the Lenders, in accordance with Section 8-313 and Section 8-321 of the U.C.C. or any other similar or local or foreign law which may be applicable); and

                 (d) the Borrower shall cause to be delivered to the Administrative Agent, such opinions of legal counsel for the Borrower (which shall be from counsel reasonably satisfactory to the Administrative Agent) relating thereto, which legal opinions shall be in form and substance reasonably satisfactory to the Administrative Agent.

         SECTION VIII.1.8 Additional Collateral. In the event that TCI shall cease to own, directly and free of Liens, at least 50.10% of the Voting Stock of International,

                 (a) the Borrower shall cause the Administrative Agent, on behalf of the Lenders, to have at all times a first priority perfected security interest (subject only to Liens and encumbrances permitted under Section 7.2.3) in all of the property (real and personal) owned from time to time by the Borrower and each Restricted Subsidiary; without limiting the generality of the foregoing, the Borrower and each Restricted Subsidiary shall execute, deliver and/or file (as applicable) or cause to be executed, delivered and/or file (as applicable), the pledge agreement(s), the security agreement(s), Uniform Commercial Code (Form UCC-1) financing statements, Uniform Commercial Code (Form UCC-3) termination statements, and other documentation necessary to grant and perfect such security interest, in each case in form and substance reasonably satisfactory to the Administrative Agent together, in each case, with such opinions of legal counsel for the Borrower (which shall be from counsel reasonably satisfactory to the Administrative Agent) relating thereto, which legal opinions shall be in form and substance reasonably satisfactory to the Administrative Agent and

                 (b) International shall execute and deliver the International Pledge Agreement, dated as of the date of such event, duly executed and delivered by an Authorized Officer of International, together with certificates evidencing all of the issued and outstanding shares of capital stock of the Borrower, which certificates shall be accompanied by undated stock powers duly executed in blank (or, if any securities pledged pursuant to the International Pledge Agreement are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Administrative Agent for the benefit of the Lenders in accordance with Section 8-313 and Section 8-321 of the U.C.C., and all laws otherwise applicable to the perfection of the pledge of such shares).

         SECTION VIII.2 Negative Covenants. The Borrower agrees with the Administrative Agent and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.2.

         SECTION VIII.2.1 Business Activities. The Borrower will not, and will not permit its Restricted Subsidiaries to, engage in any business activities which result in less than 90% of the total Gross Revenues of the Borrower and its Restricted Subsidiaries for any Fiscal Quarter being derived from the cable television business, including pay cable service, which involves the distribution primarily by cable of audio and video signals in defined geographical areas, and in the business of acquiring, owning, expanding, operating and maintaining Cable Systems, and in directly related media activities, including data transmission services, telephony, INTERNET services, advertising sales and the production and distribution of programming.

         SECTION VIII.2.2 Indebtedness. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

                 (a) the Indebtedness in respect of the Loans and other Obligations;

                 (b) the Indebtedness existing as of the Effective Date which is identified in Item 7.2.2(b) ("Ongoing Indebtedness") of the Disclosure Schedule;

                 (c) the Indebtedness which is incurred by the Borrower or any of its Restricted Subsidiaries to a vendor of any assets to finance its acquisition of such assets;

                 (d) the unsecured Indebtedness incurred in the ordinary course of business (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding, however, Indebtedness incurred through the borrowing of money or Contingent Liabilities);

                 (e)  Indebtedness in respect of Capitalized Lease Liabilities;

                 (f) Indebtedness of any Restricted Subsidiary of the Borrower owing to the Borrower or any other Restricted Subsidiary of which such Restricted Subsidiary is a Subsidiary, which Indebtedness shall not be forgiven or otherwise discharged for any consideration other than payment in full in cash unless the Administrative Agent otherwise consents or Indebtedness of the Borrower owing to any Restricted Subsidiary;

                 (g) Subordinated Intercompany Debt of the Borrower or any of its Restricted Subsidiaries which is incurred after the date of the initial Loans in full compliance with the definition of the term so as to qualify as Subordinated Intercompany Debt

                          (i) for the purpose of providing the Borrower or any Restricted Subsidiary with funds to make Investments in Unrestricted Subsidiaries ("Subordinated Intercompany Long Term Debt"), and

                          (ii) for the purpose of providing the Borrower and Restricted Subsidiaries with working capital funds ("Subordinated Intercompany Working Capital Debt") in an aggregate outstanding principal amount not to exceed $7,500,000 at any time;

                 (h) Cash Management Advances obtained by the Borrower or any Restricted Subsidiary; and

                 (i) other unsecured Indebtedness of the Borrower and its Restricted Subsidiaries in an aggregate outstanding principal amount not to exceed $10,000,000 at any time;

provided, however, that

                 (j) no Indebtedness otherwise permitted by clauses (c), (e), or (f) shall be permitted if, after giving effect to the incurrence thereof, any Default of the nature referred to in Section 8.1.1 or
         8.1.9 or any Event of Default shall have occurred and be continuing;
         and

                 (k) the aggregate outstanding principal amount of all Indebtedness permitted by clauses (c) and (e) shall not exceed $10,000,000 (of which no more than 10% may be secured) at any time.

         SECTION VIII.2.3 Liens. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

                 (a) the Liens securing payment of the Obligations, granted pursuant to any Loan Document;

                 (b) the Liens granted to secure payment of the Indebtedness of the type permitted and described in clause (c) or (e) of Section
         7.2.2 and covering only those assets acquired with the proceeds of such Indebtedness;

                 (c) the Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                 (d) the Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                 (e) the Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds; and

                 (f) the judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies.

         SECTION VIII.2.4  Financial Condition.  The Borrower will not permit:

                 (a) the Leverage Ratio at any time during any period set forth below to be more than the ratio specified below opposite such period:

         Period                            Ratio
         ------                            -----
  Effective Date through 12/31/98           5.50:1.00
  01/01/99 through 6/30/00                  5.00:1.00
  7/01/00 through 6/30/01                   4.50:1.00
  7/01/01 and thereafter                    4.00:1.00;

                 (b) the ratio of Annualized Cash Flow to Interest Expense for the immediately preceding consecutive 12-month period to be less than 2.00:1.00; and

                 (c) the ratio of Annualized Cash Flow to Pro-Forma Debt Service at any time to be less than 1.15:1.00.

         SECTION VIII.2.5 Investments. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

                 (a) the Investments existing on the Effective Date and identified in Item 7.2.5(a) ("Ongoing Investments") of the Disclosure Schedule;

                 (b)  Cash Equivalent Investments;

                 (c) without duplication, the Investments permitted as Indebtedness pursuant to Section 7.2.2;

                 (d) Investments by the Borrower in any of its Restricted Subsidiaries, or by any Restricted Subsidiary in any other Restricted Subsidiary which is a Subsidiary of such Restricted Subsidiary by way of contributions to capital or loans or advances, and Investments in the Borrower by any Restricted Subsidiary by way of loans or advances;

                 (e) Investments constituting Cash Management Advances to any Cash Management Affiliate made by the Borrower or any Restricted Subsidiary in the course of the Borrower's normal cash management practices; provided, however, that, in the case of any Cash Management Advance made to a Cash Management Affiliate which is not a Restricted Subsidiary, no Cash Management Significant Default relative to the applicable Cash Management Affiliate shall have occurred and be continuing and no Default of the nature referred to in Section 8.1.1 or 8.1.9 and no Event of Default shall have occurred and be continuing with respect to which the Borrower has received a Cash Management Suspension Notice, which Cash Management Suspension Notice remains in effect at such time;

                 (f)  other Investments by the Borrower or any

         Restricted Subsidiary constituting contributions to capital or loans or advances, all without recourse or Contingent Liability to the Borrower or any Restricted Subsidiary, in the cable television business, including pay cable service, which involves the distribution primarily by cable of audio and video signals in defined geographical areas, and in the business of acquiring, owning, expanding, operating and maintaining Cable Systems, and in directly related media activities, including data transmission services, telephony, INTERNET services, advertising sales and the production and distribution of programming,

                          (i) to the extent made by the Borrower from, and concurrently with its receipt of, the proceeds of a contribution to the Borrower's common stock capital account by International or from the proceeds of Subordinated Intercompany Long Term Debt of the Borrower; and

                          (ii) made from available cash, including from
                 proceeds of Loans other than proceeds of Investments in the Borrower by International; provided, however, that the aggregate amount of additional Investments made pursuant to this clause during any period when the Leverage Ratio is greater than or equal to 4.50:1.00 for the Fiscal Quarter immediately prior to, or, on a pro forma basis, immediately after giving effect to the making of any such additional Investments, shall not exceed $10,000,000; and

                 (g) Investments in capital stock of Subsidiaries received by the Borrower or any Restricted Subsidiary in connection with the Reorganization (and without the making by the Borrower or any Restricted Subsidiary of any incremental Investment in connection therewith);

provided, however, that

                 (h) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

                 (i) no Investment otherwise permitted by clause (f) shall be permitted to be made if, immediately before or after giving effect thereto, any Default of the type described in Section 8.1.1 or 8.1.9 or Event of Default shall have occurred and be continuing.

         SECTION VIII.2.6 Restricted Payments, etc. On and at all times after the Effective Date:

                 (a) the Borrower will not declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or on any warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower (other than dividends or distributions payable in its common stock or warrants to purchase its common stock or splitups or reclassifications of its stock into additional or other shares of its common stock) or apply, or permit any of its Restricted Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Restricted Subsidiaries to purchase or redeem, any shares of any class of capital stock (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower; provided, however, that the Borrower may from time to time declare, pay or make any dividend or distribution to International from and to the extent of the aggregate cash proceeds received by the Borrower (net of all taxes, commissions, and other fees and expenses paid or payable in connection therewith) from the liquidation of, or any dividend, interest, repayment or distribution from, any Investment originally made pursuant to clause (f)(i) of
         Section 7.2.5 from the proceeds of a contribution to the Borrower's common capital stock account by International or any Investment of the nature referred to in clause (g) of Section 7.2.5 , but, in each case, only if after giving effect thereto no Default of the nature referred to in Section 8.1.1 or 8.1.9 or Event of Default shall have occurred and be continuing;

                 (b) the Borrower will not, and will not permit any of its Restricted Subsidiaries to,

                          (i) make any payment or prepayment of principal of, or make any payment of interest on, any Subordinated Intercompany Debt, except payment when due in accordance with the terms thereof of

                                  (x)  principal and interest accrued on
                          Subordinated Intercompany Long Term Debt from and to the extent the aggregate cash proceeds received by the Borrower (net of all taxes, commissions, and other fees and expenses paid or payable in connection therewith) from the liquidation of, or any dividend, interest, repayment or distribution from, any Investment originally made pursuant to clause (f)(i) of Section 7.2.5 from the proceeds of such Subordinated Intercompany Long Term Debt or any Investment of the nature referred to in clause
                          (g) of Section 7.2.5, and

                                  (y)  principal of and interest accrued on
                          Subordinated Intercompany Working Capital Debt,

                 in each case only if and to the extent such payment is then permitted to be made in accordance with the Intercompany Debt Subordination Agreement, or

                          (ii) redeem, purchase or defease, any Subordinated Intercompany Debt; and

                 (c) the Borrower will not, and will not permit any of its Restricted Subsidiaries to, make any deposit for any of the foregoing purposes.

         SECTION VIII.2.7 Rental Obligations. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into at any time any arrangement which does not create a Capitalized Lease Liability and which involves the leasing by the Borrower or any of its Restricted Subsidiaries from any lessor of any real or personal property (or any interest therein), except arrangements which, together with all other such arrangements which shall then be in effect, will not require the payment of an aggregate amount of rentals by the Borrower and its Restricted Subsidiaries in excess of (excluding escalations resulting from a rise in the consumer price or similar index) $2,500,000 for any Fiscal Year or $20,000,000 during the full remaining term of such arrangements; provided, however, that any calculation made for purposes of this Section shall exclude any amounts required to be expended for maintenance and repairs, insurance, taxes, assessments, and other similar charges.

         SECTION VIII.2.8 Consolidation, Merger, etc. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except

                 (a) any such Restricted Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any other such Restricted Subsidiary, and the assets or stock of any such Restricted Subsidiary may be purchased or otherwise acquired by the Borrower or any other Restricted Subsidiary; and

                 (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Restricted Subsidiaries may purchase all or substantially all of the assets of any Person, or acquire such Person by merger or exchange, provided that such Person is engaged primarily in cable television or directly related media or telecommunications activities.

         SECTION VIII.2.9 Asset Dispositions, etc. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, sell, transfer, lease, merge, exchange, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable and capital stock of its Restricted Subsidiaries, but, excluding, however, the disposition of capital stock of Unrestricted Subsidiaries) to or with, as the case may be, any Person, unless such sale, transfer, lease, merger, exchange, contribution or conveyance is in the ordinary course of its business (and, in any event, does not include any accounts receivable) or is permitted by Section 7.2.8.

         SECTION VIII.2.10 Modification of Certain Agreements. The Borrower will not consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, the Intercompany Debt Subordination Agreement or any document or instrument evidencing or applicable to any Subordinated Intercompany Debt, other than any amendment, supplement or other modification which extends the date or reduces the amount of any required repayment or redemption.

         SECTION VIII.2.11 Transactions with Affiliates. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates (other than Indebtedness permitted pursuant to clause (b), (f), (g) or (h) of Section 7.2.2 or an Investment permitted pursuant to clause
(d), (e), (f) or (g) of Section 7.2.5) unless such arrangement or contract is fair and equitable to the Borrower or such Restricted Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such Restricted Subsidiary with a Person which is not one of its Affiliates.

         SECTION VIII.2.12 Negative Pledges, Restrictive Agreements, etc. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into any agreement (excluding this Agreement, any other Loan Document and any agreement governing any Indebtedness permitted either by clause (b) of
Section 7.2.2 as in effect on the Effective Date or by clause (c), (d) or (e) of Section 7.2.2 as to the assets financed with the proceeds of such Indebtedness) prohibiting

                 (a) the creation or assumption of any Lien in favor of the Administrative Agent or any Lender upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of the Borrower to amend or otherwise modify this Agreement or any other Loan Document; or

                 (b) the ability of any Restricted Subsidiary to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Restricted Subsidiary to make any payment, directly or indirectly, to the Borrower.


                                   ARTICLE IX

                               EVENTS OF DEFAULT

         SECTION IX.1 Listing of Events of Default. Each of the following events or occurrences described in this Section 8.1 shall constitute an "Event of Default".

         SECTION IX.1.1 Non-Payment of Obligations. The Borrower shall default in the payment or prepayment when due of any principal of any Loan, or the Borrower shall default (and such default shall continue unremedied for a period of five days) in the payment when due of interest on any Loan or any commitment fee or of any other Obligation.

         SECTION IX.1.2 Breach of Warranty. Any representation or warranty of the Borrower made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate furnished by or on behalf of the Borrower to the Administrative Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made in any material respect.

         SECTION IX.1.3 Non-Performance of Certain Covenants and Obligations. Any Obligor shall default in the due performance and observance of any of its obligations under Section 7.1.1, 7.1.7, 7.1.8 or 7.2.

         SECTION IX.1.4 Non-Performance of Other Covenants and Obligations. Any Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender.

         SECTION IX.1.5 Default on Other Indebtedness. A default shall occur in the payment when due (subject to any applicable





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grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in Section 8.1.1) of the Borrower or any of its Restricted Subsidiaries having a principal amount, individually or in the aggregate, in excess of $7,500,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness of the Borrower or any of its Restricted Subsidiaries if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

         SECTION IX.1.6 Judgments. Any judgment or order for the payment of money in excess of $1,000,000 shall be rendered against the Borrower or any of its Restricted Subsidiaries and either

                 (a) enforcement proceedings shall have been commenced by any creditor upon such unsatisfied judgment or order; or

                 (b) there shall be any period of 20 consecutive days during which a stay of enforcement of such unsatisfied judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

         SECTION IX.1.7 Pension Plans. Any of the following events shall occur with respect to any Pension Plan

                 (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any Restricted Subsidiary could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $3,000,000; or

                 (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

         SECTION IX.1.8 Control of the Borrower. Any Change in Control shall occur.

         SECTION IX.1.9 Bankruptcy, Insolvency, etc. The Borrower or any of its Restricted Subsidiaries shall

                 (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

                 (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Restricted Subsidiaries or any property of any thereof, or make a general assignment for the benefit of creditors;

                 (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Restricted Subsidiaries or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower and each Restricted Subsidiary hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

                 (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any of its Restricted Subsidiaries, and, if any such case or proceeding is not commenced by the Borrower or such Restricted Subsidiary, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Restricted Subsidiary or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Borrower, on behalf of itself and each Restricted Subsidiary, hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

                 (e) take any corporate action authorizing, or in furtherance of, any of the foregoing.

         SECTION IX.2 Action if Bankruptcy. If any Event of Default described in clauses (a) through (d) of Section 8.1.9 shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

         SECTION IX.3 Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section 8.1.9 with respect to the Borrower or any Restricted Subsidiary) shall occur for any reason, whether voluntary or involuntary, and be continuing, the





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
Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate.

                                   ARTICLE X

                            THE ADMINISTRATIVE AGENT

         SECTION X.1 Actions. Each Lender hereby appoints Scotiabank as its Administrative Agent under and for purposes of this Agreement, the Notes, the Intercompany Debt Subordination Agreement and each other Loan Document. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under this Agreement, the Notes, the Intercompany Debt Subordination Agreement and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Administrative Agent, pro rata according to such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of this Agreement, the Notes, the Intercompany Debt Subordination Agreement and any other Loan Document, including reasonable attorneys' fees, and as to which the Administrative Agent is not reimbursed by the Borrower; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Administrative Agent's gross negligence or wilful misconduct. The Administrative Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes, the Intercompany Debt Subordination Agreement or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Administrative Agent shall be or become, in the Administrative Agent's determination, inadequate, the Administrative Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

         SECTION X.2 Funding Reliance, etc. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., New York time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

         SECTION X.3 Exculpation. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement, the Intercompany Debt Subordination Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by the Administrative Agent shall not obligate it to make any further inquiry or to take any action. The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

         SECTION X.4 Successor. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on





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
behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of (x) this
Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement and (y)
Section 10.3 and Section 10.4 shall continue to inure to its benefit.

         SECTION X.5 Loans by Scotiabank. Scotiabank shall have the same rights and powers with respect to (x) the Loans made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Administrative Agent. Scotiabank and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if Scotiabank were not the Administrative Agent hereunder.

         SECTION X.6 Credit Decisions. Each Lender acknowledges that it has, independently of the Administrative Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitment. Each Lender also acknowledges that it will, independently of the Administrative Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

         SECTION X.7 Copies, etc. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The





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
Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         SECTION XI.1 Waivers, Amendments, etc. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that no such amendment, modification or waiver which would:

                 (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

                 (b) modify this Section, change the definition of "Required Lenders", change any Commitment Amount or the Percentage of any Lender, reduce any fees described in Article III, change the schedule of reductions to the Commitments provided for in Section 2.2.2, release any guarantor (if any) party to a Loan Document or any collateral security, except as otherwise specifically provided in any Loan Document or extend any Commitment Termination Date shall be made without the consent of each Lender and each holder of a Note; or

                 (c) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of the holder of that Note evidencing such Loan.

No failure or delay on the part of the Administrative Agent, any Lender or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Administrative Agent, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         SECTION XI.2 Notices. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties.
Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

         SECTION XI.3 Payment of Costs and Expenses. The Borrower agrees to pay on demand all reasonable expenses of the Administrative Agent (including the fees and out-of-pocket expenses of counsel to the Administrative Agent and of local counsel, if any, who may be retained by counsel to the Administrative Agent) in connection with

                 (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated, and

                 (b) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save the Administrative Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the Loans made hereunder, or the issuance of the Notes or any other Loan Documents. The Borrower also agrees to reimburse the Administrative Agent and each Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by the Administrative Agent or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

         SECTION XI.4 Indemnification. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Administrative Agent and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

                 (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan;

                 (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties;

                 (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Restricted Subsidiaries of all or any portion of the stock or assets of any Person, whether or not the Administrative Agent or such Lender is party thereto;

                 (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Borrower or any of its Restricted Subsidiaries of any Hazardous Material; or

                 (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Restricted Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Restricted Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct. The Borrower and its successors and assigns hereby waive, release and agree not to make any claim or bring any cost recovery action against, the Administrative Agent or any Lender under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted. It is expressly understood and agreed that to the extent that any of such Persons is strictly liable under any Environmental Laws, the Borrower's obligation to such Person under this indemnity shall likewise be without regard to fault on the part of the Borrower with respect to the violation or condition which results in liability of such Person. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         SECTION XI.5 Survival. The obligations of the Borrower under Sections 4.3, 4.4, 4.5, 10.3 and 10.4, and the obligations of the Lenders under
Section 9.1, shall in each case survive any termination of this Agreement, the payment in full of all the Obligations and the termination of all the Commitments. The representations and warranties made by the Borrower in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

         SECTION XI.6 Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION XI.7 Headings. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

         SECTION XI.8 Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Administrative Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and each Lender (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent and notice thereof shall have been given by the Administrative Agent to the Borrower and each Lender.

         SECTION XI.9 Governing Law; Entire Agreement. THIS AGREEMENT, THE NOTES, THE INTERCOMPANY DEBT SUBORDINATION AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement, the Notes, the Intercompany Debt Subordination Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION XI.10 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

                 (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and all Lenders; and

                 (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11.

         SECTION XI.11 Sale and Transfer of Loans and Notes; Participations in Loans and Notes. Each Lender may assign, or sell participations in, its Loans and Commitment to one or more other Persons in accordance with this Section 10.11.

         SECTION XI.11.1  Assignments.  Any Lender,

                 (a) with the written consents of the Borrower and the Administrative Agent (which consents shall not be unreasonably delayed or withheld) may at any time assign and delegate to one or more commercial banks or other financial institutions; and

                 (b) with notice to the Borrower and the Administrative Agent, but without the consent of the Borrower or the Administrative Agent, may assign and delegate to any of its Affiliates or to any other existing Lender

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), a fraction (not to exceed, in the aggregate, 49% of such Lender's initial post-syndication Commitment) of such Lender's total Loans and Commitment (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Loans and Commitment) in a minimum aggregate amount of $5,000,000; provided, however, that any such Assignee Lender will comply, if applicable, with the provisions contained in the penultimate sentence of Section 4.5 and further, provided, however, that, the Borrower, each other Obligor and the Administrative Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

                 (c) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Administrative Agent by such Lender and such Assignee Lender;

                 (d) such Assignee Lender shall have executed and delivered to the Borrower and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent; and

                 (e)  the processing fees described below shall have been paid.

From and after the date that the Administrative Agent accepts such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Administrative Agent has received an executed Lender Assignment Agreement, the Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) a new Note evidencing such Assignee Lender's assigned Loans and Commitment and, if the assignor Lender has retained Loans and Commitment hereunder, a replacement Note in the principal amount of the Loans and Commitment retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the Borrower within five Business Days after delivery of the new Notes. Accrued interest on that part of the predecessor Notes evidenced by the new Notes, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes evidenced by the replacement Notes shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $3,500. Any attempted assignment and delegation not made in accordance with this
Section 10.11.1 shall be null and void.

         SECTION XI.11.2 Participations. Any Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of the Loans, Commitment, or other interests of such Lender hereunder;

provided, however, that

                 (a) no participation contemplated in this Section 10.11 shall relieve such Lender from its Commitment or its other obligations hereunder or under any other Loan Document;

                 (b) such Lender shall remain solely responsible for the performance of its Commitment and such other obligations;

                 (c) the Borrower and each other Obligor and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

                 (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b) or (c) of Section 10.1; and

                 (e) the Borrower shall not be required to pay any amount under Section 4.3 or 4.5 that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees that, subject to clause (e) above, each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.7, 4.8, 10.3 and 10.4, shall be considered a Lender.

         SECTION XI.11.3 Costs. No costs or fees shall be charged to the Borrower under Section 10.3 or otherwise in connection with an assignment or participation by any Lender.

         SECTION XI.12 Other Transactions. Nothing contained herein shall preclude the Administrative Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

         SECTION XI.13 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE
ADMINISTRATIVE AGENT, THE

LENDERS OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION XI.14 Waiver of Jury Trial. THE ADMINISTRATIVE AGENT, THE LENDERS AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   TCI CABLEVISION OF PUERTO RICO, INC.


                                   By:
                                      -----------------------------------------
                                      Title:

                                   Address:  5619 DTC Parkway
                                             Englewood, Colorado  80111

                                   Facsimile No.:  (303) 267-5651

                                   Attention:  Thad York

                                   with a copy similarly addressed:

                                   Attention:  Elisa L. Fuller



                                   THE BANK OF NOVA SCOTIA,
                                     as the Administrative Agent


                                   By:
                                      -----------------------------------------
                                      Title:

                                   Address:  One Liberty Plaza
                                             New York, New York  10006

                                   Facsimile No.:  (212) 225-5090

                                   Attention:  Margot C. Bright

PERCENTAGE                             LENDERS

                                   THE BANK OF NOVA SCOTIA
   ___%


                                   By:
                                      -----------------------------------------
                                      Title:

                                   Domestic
                                   Office:
                                          -------------------------------------

                                          -------------------------------------

                                   Facsimile No.:
                                                 ------------------------------

                                   Telecopy No.:
                                                -------------------------------

                                   Attention:
                                             ----------------------------------

                                             ----------------------------------

                                   LIBOR
                                   Office:
                                          -------------------------------------

                                          -------------------------------------

                                   Facsimile No.:
                                                 ------------------------------

                                   Telecopy No.:
                                                -------------------------------

                                   Attention:
                                             ----------------------------------

                                             ----------------------------------

     ___%                          [Name of the Lender]


                                   By:
                                      -----------------------------------------
                                      Title:

                                   Domestic
                                   Office:
                                          -------------------------------------

                                          -------------------------------------

                                   Facsimile No.:
                                                 ------------------------------

                                   Telecopy No.:
                                                -------------------------------

                                   Attention:
                                             ----------------------------------

                                             ----------------------------------

                                   LIBOR
                                   Office:
                                          -------------------------------------

                                          -------------------------------------

                                   Facsimile No.:
                                                 ------------------------------

                                   Telecopy No.:
                                                -------------------------------

                                   Attention:
                                             ----------------------------------

                                             ----------------------------------

  ___%                             [Name of Lender]


                                   By:
                                      -----------------------------------------
                                      Title:

                                   Domestic
                                   Office:
                                          -------------------------------------

                                          -------------------------------------

                                   Facsimile No.:
                                                 ------------------------------

                                   Telecopy No.:
                                                -------------------------------

                                   Attention:
                                             ----------------------------------

                                             ----------------------------------

                                   LIBOR
                                   Office:
                                          -------------------------------------

                                          -------------------------------------

                                   Facsimile No.:
                                                 ------------------------------

                                   Telecopy No.:
                                                -------------------------------

                                   Attention:
                                             ----------------------------------

                                             ----------------------------------


     ___%                          [Name of the Lender]


                                   By:
                                      -----------------------------------------
                                      Title:

                                   Domestic
                                   Office:
                                          -------------------------------------

                                          -------------------------------------

                                   Facsimile No.:
                                                 ------------------------------

                                   Telecopy No.:
                                                -------------------------------

                                   Attention:
                                             ----------------------------------

                                             ----------------------------------

                                   LIBOR
                                   Office:
                                          -------------------------------------

                                          -------------------------------------

                                   Facsimile No.:
                                                 ------------------------------

                                   Telecopy No.:
                                                -------------------------------

          ____                     Attention:
          100%                               ----------------------------------
          ----
                                             ----------------------------------

                                                                      SCHEDULE I


                              DISCLOSURE SCHEDULE*


ITEM 6.7   FCC and Copyright Matters.


ITEM 6.10  Litigation.

           Description of Proceeding            Action or Claim Sought
           -------------------------            ----------------------

ITEM 6.11  Existing Subsidiaries.

           State of         Ownership         Business
Name      Incorporation        %              Description
----      -------------     ---------         -----------


ITEM 6.13  Taxes.


ITEM 6.14  Employee Benefit Plans.


ITEM 7.2.2(b)  Ongoing Indebtedness.

           Creditor           Outstanding Principal Amount
           --------           ----------------------------

ITEM 7.2.5(a)  Ongoing Investments.


-----------------
* Item numbers are keyed to refer to Sections where the item is principally referred to and will have to be revised as such Sections are renumbered.

                               TABLE OF CONTENTS

Section                                                                                                              Page
-------                                                                                                              ----
                                        ARTICLE I DEFINITIONS AND ACCOUNTING TERMS
1.1              Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
1.2              Use of Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
1.3              Cross-References . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
1.4              Accounting and Financial Determinations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

                                  ARTICLE II COMMITMENTS, BORROWING PROCEDURES AND NOTES
2.1              Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
2.1.1            Commitment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
2.1.2            Lenders Not Permitted or Required To Make the Loans  . . . . . . . . . . . . . . . . . . . . . . . .  28
2.2              Reduction of the Commitment Amounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
2.2.1            Optional . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
2.2.2            Mandatory  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
2.3              Borrowing Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
2.4              Continuation and Conversion Elections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
2.5              Funding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
2.6              Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

                                  ARTICLE III REPAYMENTS, PREPAYMENTS, INTEREST AND FEES
3.1              Repayments and Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
3.2              Interest Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
3.2.1            Rates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
3.2.2            Post-Maturity Rates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
3.2.3            Payment Dates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
3.3              Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
3.3.1            Commitment Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
3.3.2            Administrative Agent's Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

                                     ARTICLE IV CERTAIN LIBO RATE AND OTHER PROVISIONS
4.1              Change in Legality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
4.2              Deposits Unavailable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
4.3              Change in Circumstances; Reserve Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
4.4              Funding Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
4.5              Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
4.6              Payments, Computations, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
4.7              Sharing of Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
4.8              Setoff . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
4.9              Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

                                            ARTICLE V CONDITIONS TO BORROWINGS
5.1              Initial Borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
5.1.1            Resolutions, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
5.1.2            Delivery of Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
5.1.3            Intercompany Debt Subordination Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
5.1.4            Acquisition Consummated  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
5.1.5            Pro Forma Financials, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

5.1.6            Borrower Pledge Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
5.1.7            Subsidiary Guaranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
5.1.8            Opinions of Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
5.1.9            Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
5.1.10           Closing Fees, Expenses, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
5.2              All Borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
5.2.1            Compliance with Warranties, No Default, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
5.2.2            Borrowing Request  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
5.2.3            Satisfactory Legal Form  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

                                         ARTICLE VI REPRESENTATIONS AND WARRANTIES
6.1              Organization, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
6.2              Due Authorization, Non-Contravention, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
6.3              Validity, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
6.4              Financial Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
6.5              No Material Adverse Change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
6.6              Compliance with Applicable Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
6.7              FCC and Copyright Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
6.8              Franchises, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
6.9              Government Approval, Regulation, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
6.10             Litigation, Labor Controversies, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
6.11             Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
6.12             Ownership of Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
6.13             Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
6.15             Environmental Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
6.16             Regulations G, U and X . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
6.17             Accuracy of Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

                                                   ARTICLE VII COVENANTS
7.1              Affirmative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
7.1.1            Financial Information, Reports, Notices, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
7.1.2            Compliance with Laws, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
7.1.3            Maintenance of Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
7.1.4            Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
7.1.5            Books and Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
7.1.6            Environmental Covenant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
7.1.7            Future Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
7.1.8            Additional Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
7.2              Negative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
7.2.1            Business Activities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
7.2.2            Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
7.2.3            Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
7.2.4            Financial Condition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
7.2.5            Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
7.2.6            Restricted Payments, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
7.2.7            Rental Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
7.2.8            Consolidation, Merger, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
7.2.9            Asset Dispositions, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
7.2.10           Modification of Certain Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
7.2.11           Transactions with Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
7.2.12           Negative Pledges, Restrictive Agreements, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . .  65

                                              ARTICLE VIII EVENTS OF DEFAULT
8.1              Listing of Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
8.1.1            Non-Payment of Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
8.1.2            Breach of Warranty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
8.1.3            Non-Performance of Certain Covenants and Obligations . . . . . . . . . . . . . . . . . . . . . . . .  66
8.1.4            Non-Performance of Other Covenants and Obligations . . . . . . . . . . . . . . . . . . . . . . . . .  66
8.1.5            Default on Other Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
8.1.6            Judgments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
8.1.7            Pension Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
8.1.8            Control of the Borrower  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
8.1.9            Bankruptcy, Insolvency, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
8.2              Action if Bankruptcy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
8.3              Action if Other Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68

                                            ARTICLE IX THE ADMINISTRATIVE AGENT
9.1              Actions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
9.2              Funding Reliance, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
9.3              Exculpation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
9.4              Successor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
9.5              Loans by Scotiabank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
9.6              Credit Decisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
9.7              Copies, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71

                                            ARTICLE X MISCELLANEOUS PROVISIONS
10.1             Waivers, Amendments, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
10.2             Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
10.3             Payment of Costs and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
10.4             Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
10.5             Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
10.6             Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
10.7             Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
10.8             Execution in Counterparts, Effectiveness, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
10.9             Governing Law; Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
10.10            Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
10.11            Sale and Transfer of Loans and Notes; Participations in Loans and Notes  . . . . . . . . . . . . . .  76
10.11.1          Assignments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
10.11.2          Participations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
10.11.3          Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
10.12            Other Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
10.13            Forum Selection and Consent to Jurisdiction  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
10.14            Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79

SCHEDULE I - Disclosure Schedule

EXHIBIT A   -    Form of Note
EXHIBIT B   -    Form of Intercompany Debt Subordination Agreement
EXHIBIT C   -    Form of Compliance Certificate
EXHIBIT D   -    Form of Borrowing Request
EXHIBIT E   -    Form of Continuation/Conversion Notice
EXHIBIT F   -    Form of Lender Assignment Agreement
EXHIBIT G   -    Form of International Pledge Agreement
EXHIBIT H   -    Form of Borrower Pledge Agreement
EXHIBIT I   -    Form of Subsidiary Guaranty
EXHIBIT J   -    Form of Opinion of Counsel to the Borrower

                                                                      EXHIBIT A

                                      NOTE

$
 -----------                                                    ----- --, ----


         FOR VALUE RECEIVED, the undersigned, TCI CABLEVISION OF PUERTO RICO, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of _______________________ (the "Lender") on March 31, 2006, the principal sum of
___________ _______ DOLLARS ($___________) or, if less, the aggregate unpaid principal amount of all Loans (and any continuation thereof) made by the Lender pursuant to that certain Credit Agreement, dated as of April 30, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, THE BANK OF NOVA SCOTIA, as Administrative Agent, and the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto.

         The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

         This Note is one of the Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note, on which the Borrower is required to collateralize such Indebtedness and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                                     TCI CABLEVISION OF PUERTO RICO, INC.


                                     By
                                       ----------------------------------

                                                                      EXHIBIT B


                      INTERCOMPANY SUBORDINATION AGREEMENT


         THIS INTERCOMPANY SUBORDINATION AGREEMENT (this "Subordination Agreement"), dated as of ________, ____, made by and among each of the undersigned Persons (such capitalized term, and other terms used herein without definition, to have the meanings ascribed thereto in Section 1 below) and such other Persons that may from time to time become a party hereto pursuant to the terms hereof or of the Credit Agreement referred to below (collectively, the "Subordinated Creditors"), and TCI CABLEVISION OF PUERTO RICO, INC., a Delaware corporation (the "Borrower"), in favor of the Administrative Agent and each of the Lenders,

                              W I T N E S S E T H:

         WHEREAS, the Borrower has entered into a Credit Agreement, dated as of April 30, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the various financial institutions as are, or may from time to time become, parties thereto (together with their successors, transferees and assigns, the "Lenders") and The Bank of Nova Scotia, as administrative agent (the "Administrative Agent") for the Lenders, pursuant to which the Lenders have agreed to make Loans on the terms and subject to the conditions set forth therein;

         WHEREAS, as a condition precedent to the making of the Loans (including the initial Borrowing) under the Credit Agreement, the Subordinated Creditors and the Borrower are required to execute and deliver this Subordination Agreement;

         WHEREAS, each Subordinated Creditor has duly authorized the execution, delivery and performance of this Subordination Agreement; and

         WHEREAS, it is in the best interests of each Subordinated Creditor to execute this Subordination Agreement inasmuch as each Subordinated Creditor will derive substantial direct and indirect benefits from the Loans made from time to time to the Borrower by the Lenders pursuant to the Credit Agreement;

         NOW, THEREFORE, in consideration of the above premises and in order to induce the Lenders to continue to make Loans to the Borrower pursuant to the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as set forth above and as follows:

                                   AGREEMENT

         SECTION 2. Definitions. Terms used but not defined herein have the meanings given to them in the Credit Agreement. As used in this Subordination Agreement, the following terms shall have the meanings specified below:

         "Administrative Agent" is defined in the first recital.

         "Borrower" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         "Intercompany Debt" means, on any date, any Indebtedness of the Borrower or any of its Restricted Subsidiaries related to or resulting from any loan or advance from, or any non-equity investment by, or any management or similar fees payable to, or any obligation to pay for goods or services to, an Affiliate of the Borrower (excluding, however, any obligation of the Borrower or a Restricted Subsidiary (x) in respect of Cash Management Advances and (y) to pay for programming arising out of a transaction entered into in the ordinary course of the Borrower's or such Restricted Subsidiary's business with an Affiliate of the Borrower).

         "Lender" is defined in the first recital.

         "Senior Indebtedness" is defined in clause (a) of Section 2.

         "Subordinated Creditor" is defined in the preamble.

         "Subordination Agreement" is defined in the preamble.


         SECTION 3.  Agreement to Subordinate.

                  (a) The Borrower and each of the Subordinated Creditors agree that the Intercompany Debt is and shall be subject, subordinate and rendered junior, to the extent and in the manner hereinafter set forth, in right of payment, to the prior payment in cash in full of all Obligations of the Borrower now existing or hereafter arising, whether for (i) principal, (ii) interest (including, without limitation, interest accruing after the filing of a petition initiating any proceeding referred to in clause (a) of Section 3, whether or not allowed as a claim in such proceeding), (iii) reasonable costs, (iv) reasonable fees (including, without limitation, reasonable attorneys' fees and disbursements),

         (v) reasonable expenses, and (vi) otherwise (the Obligations specified in clauses(a)(i) through (a)(vi) above are referred to collectively as the "Senior Indebtedness"). For purposes of this Subordination Agreement, the Senior Indebtedness shall not be deemed to have been paid in cash in full until the Lenders shall have received full payment of the Senior Indebtedness in cash, which payment shall have been retained by the Lenders for a period of time in excess of all applicable preference or other similar periods under applicable bankruptcy, insolvency or creditors' rights laws. Each of the Borrower and the Subordinated Creditors waive notice of acceptance of this Subordination Agreement by the Lenders, and the Subordinated Creditors waive notice of and consent to the making, amount and terms of the Senior Indebtedness which may exist or be created from time to time and any renewal, extension, amendment or modification thereof, and any other lawful action which any Lender or Lenders in its and their sole and absolute discretion may take or omit to take with respect thereto. The provisions of this Section shall constitute a continuing offer made for the benefit of and to all Lenders and each Lender is hereby irrevocably authorized to enforce such provisions.

                  (b) In the event that the Borrower shall make, and/or any Subordinated Creditor shall receive from any source whatsoever, any payment on Intercompany Debt in contravention of this Subordination Agreement or the terms of the Credit Agreement, then and in any such event such payment shall be deemed to be the property of, segregated, received and held in trust for the benefit of and shall be promptly paid over and delivered to the Administrative Agent for the pro rata benefit of the Lenders.

                  (c) The Borrower shall not make, and no Subordinated Creditor shall receive or accept from any source whatsoever, any payment in respect of any Intercompany Debt if any Default of the type described in Section 8.1.1 or 8.1.9 of the Credit Agreement or Event of Default shall have occurred and be continuing or would result therefrom, unless and until (i) the Senior Indebtedness has been paid in cash in full, (ii) in the case of an Event of Default referred to above other than a Default of the nature set forth in Section 8.1.9 of the Credit Agreement, such Event of Default has been cured or waived or (iii) the Administrative Agent has otherwise consented in writing.


         SECTION 4.  In Furtherance of Subordination.

                  (a) Upon any distribution of all or any of the assets of the Borrower in the event of

                           (i) any insolvency or bankruptcy case or proceeding,
                  or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Borrower, or to its creditors, as such, or to its assets,

                           (ii) any liquidation, dissolution or other winding
                  up of the Borrower, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or

                           (iii) any assignment for the benefit of creditors or
                  any other marshalling of assets and liabilities of the Borrower,

         then, and in any such event, unless the Administrative Agent shall otherwise agree in writing, the Lenders shall receive payment in cash in full of all amounts due or to become due (whether or not the Senior Indebtedness has been declared due and payable prior to the date on which the Senior Indebtedness would otherwise have become due and payable) on or in respect of all Senior Indebtedness (including post-petition interest) before the Subordinated Creditors or anyone claiming through or on their behalf (including any receiver, trustee, or otherwise) are entitled to receive from any source whatsoever any payment on account of principal of (or premium, if any) or interest on or other amounts payable in respect of the Intercompany Debt, and to that end, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Intercompany Debt in any such case, proceeding, dissolution, liquidation or other winding up or event, shall be paid or delivered directly to the Administrative Agent for the application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Senior Indebtedness until the Senior Indebtedness shall have been paid in cash in full.

                  (b) If any proceedings, liquidation, dissolution or winding up referred to in clause (a) above is commenced by or against the Borrower,

                           (i) the Administrative Agent or the Lenders are
                  hereby irrevocably authorized and empowered (in their own names or in the name of the Borrower or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution in respect of the Intercompany Debt above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Intercompany Debt or enforcing any security interest or other lien securing payment of the Intercompany Debt) as the Lenders or the Administrative Agent may reasonably deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Lenders or the Administrative Agent hereunder; provided that in the event the Administrative Agent or the Lenders take such action, the Administrative Agent or the Lenders shall apply all proceeds first, to the payment of the costs of enforcement of this Subordination Agreement, and second, to the pro rata payment of the Senior Indebtedness; and

                           (ii) the Subordinated Creditors shall duly and
                  promptly take such action as the Lenders or the Administrative Agent may request (A) to collect the Intercompany Debt for the account of the Lenders and the Administrative Agent and to file appropriate claims or proofs of claim in respect of the Intercompany Debt, (B) to execute and deliver to the Lenders or the Administrative Agent such powers of attorney, assignments, or other instruments as the Lenders or the Administrative Agent may reasonably request in order to enable them to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Intercompany Debt and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Intercompany Debt.

                  (c) All payments from any source whatsoever or distributions of assets of the Borrower, whether in cash, property or securities upon or with respect to the Intercompany Debt which are received by the Subordinated Creditors contrary to the provisions of this Subordination Agreement shall be received in trust for the pro rata benefit of the Lenders, shall be segregated from other funds and property held by the Subordinated Creditors and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement) to be applied, pro rata (in the case of cash) to, or held as collateral (in the case of noncash property or securities) for, the payment or prepayment of the Senior Indebtedness, whether matured or unmatured, in accordance with the terms of this Subordination Agreement.

                  (d) The Lenders and the Administrative Agent are hereby authorized to demand specific performance of this Subordination Agreement, whether or not the Borrower or any Subordinated Creditor shall have complied with any of the provisions hereof applicable to it, at any time when the Subordinated Creditors or any one of them shall have failed to comply with any of the provisions of this Subordination Agreement applicable to it. The Subordinated Creditors hereby irrevocably waive any defense (other than the defense of payment in full of the Senior Indebtedness) based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

         SECTION 5. No Enforcement or Commencement of Any Proceedings. Each Subordinated Creditor agrees that, so long as any Senior Indebtedness shall remain unpaid, or any Commitment shall be in effect, it will not accelerate the maturity of the Intercompany Debt or commence, or join with any creditor other than the Lenders in commencing any proceeding referred to in clause (a) of
Section 3.

         SECTION 6. Rights of Subrogation. The Subordinated Creditors agree that no payment or distribution to the Lenders or the Administrative Agent pursuant to the provisions of this Subordination Agreement shall entitle the Subordinated Creditors to exercise any rights of subrogation in respect thereof until all Senior Indebtedness has been paid in cash in full and the Commitments have been terminated. The Subordinated Creditors agree that the subordination provisions contained herein shall not be affected by any action, or failure to act, by the Administrative Agent or the Lenders which results, or may result, in affecting, impairing or extinguishing any right of reimbursement or subrogation or other right or remedy of the Subordinated Creditors against the Borrower.

         SECTION 7. Subordination Legend; Further Assurances. The Subordinated Creditors and the Borrower will cause each note and instrument (if any) evidencing the Intercompany Debt to be endorsed with the following legend:

                  "The indebtedness evidenced by this instrument is subordinated to the prior payment in cash in full of the Senior Indebtedness (as defined in the Intercompany Subordination Agreement, dated as of April 30, 1997) pursuant to, and to the extent provided in, the Intercompany Subordination Agreement by the maker hereof and payee named herein in favor of the Lenders and any person now or hereafter designated as their agent."

Each of the Subordinated Creditors and the Borrower hereby agrees to mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Subordination Agreement and will, in the case of any Intercompany Debt which is not evidenced by any note or instrument, following the occurrence and subject to the continuation of a Default of the type described in Section 8.1.1 or 8.1.9 of the Credit Agreement or Event of Default, upon the Administrative Agent's request, cause such Intercompany Debt to be evidenced by an appropriate note or instrument or instruments endorsed with the above legend. Each of the Subordinated Creditors and the Borrower will at its expense and at any time and from time to time promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Lenders or the Administrative Agent may reasonably request in order to protect any right or interest granted or purported to be granted hereunder or to enable the Lenders or the Administrative Agent to exercise and enforce their rights and remedies hereunder.

         SECTION 8. No Change in or Disposition of Intercompany Debt. The Subordinated Creditors will not, without the prior written consent of the Administrative Agent:

                  (a) sell, assign to any Person other than a Subordinated Creditor, transfer, endorse, pledge, encumber or otherwise dispose of any of the Intercompany Debt;

                  (b) permit the terms of any of the Intercompany Debt to be changed in such a manner as to have a material adverse effect upon the rights or interests of the Lenders or the Administrative Agent; or

                  (c) upon the occurrence and during the continuation of any Default of the type described in Section 8.1.1 or 8.1.9 of the Credit Agreement or Event of Default, take, or permit to be taken, any action to assert, collect or enforce the Intercompany Debt or any part thereof.

         SECTION 9. Agreement by the Borrower. The Borrower agrees that it will not make any payment on any of the Intercompany Debt, or take any other action, in contravention of the provisions of this Subordination Agreement.

         SECTION 10. Obligations Hereunder Not Affected. All rights and interest of the Lenders and the Administrative Agent hereunder, and all agreements and obligations of the Subordinated Creditors and the Borrower hereunder, shall remain in full force and effect irrespective of:

                  (a) any lack of validity or enforceability of any document evidencing Senior Indebtedness;

                  (b) any change in the time, manner or place of payment of, or any other term of, all or any of the Senior Indebtedness, or any other amendment or waiver of or any consent to departure from any of the documents evidencing or relating to the Senior Indebtedness;

                  (c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty or Loan Document, for all or any of the Senior Indebtedness;

                  (d) any failure of any Lender or the Administrative Agent to assert any claim or to enforce any right or remedy against any other party hereto under the provisions of this Subordination Agreement, the Credit Agreement or any other Loan Document other than this Subordination Agreement;

                  (e) any reduction, limitation, impairment or termination of the Senior Indebtedness for any reason (other than the defense of payment in full of the Senior Indebtedness), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Borrower and each Subordinated Creditor hereby waive any right to or claim of) any defense (other than the defense of payment in full of the Senior Indebtedness) or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Senior Indebtedness; and

                  (f) any other circumstance which might otherwise constitute a defense (other than the defense of payment in full of the Senior Indebtedness) available to, or a discharge of, the Borrower in respect of the Senior Indebtedness or the Subordinated Creditors in respect of this Subordination Agreement.

This Subordination Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any Lender or the Administrative Agent upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made. The Subordinated Creditors acknowledge and agree that the Lenders and the Administrative Agent may in accordance with the terms of the Credit Agreement, without notice or demand and without affecting or impairing the Subordinated Creditors' obligations hereunder, from time to time (i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Senior Indebtedness or any part thereof, including, without limitation, to increase or decrease the rate of interest thereon or the principal amount thereof; (ii) take or hold security for the payment of the Senior Indebtedness and exchange, enforce, foreclose upon, waive and release any such security; (iii) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders, in their sole discretion, may determine; (iv) release and substitute one or more endorsers, warrantors, borrowers or other obligors; and (v) exercise or refrain from exercising any rights against the Borrower or any other Person.

         SECTION 11. Representations and Warranties. Each of the Subordinated Creditors, in respect of itself and the Intercompany Debt owing to it, and the Borrower, as the case may be, hereby represents and warrants as follows:

                  (a) the Subordinated Creditors own the Intercompany Debt now outstanding free and clear of any Lien other than pursuant to any General Security Agreement then in effect;

                  (b) this Subordination Agreement constitutes a legal, valid and binding obligation of each Subordinated Creditor and the Borrower, enforceable in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing).

         SECTION 12. Amendments, Waivers. No amendment or waiver of any provision of this Subordination Agreement nor consent or any departure by the Subordinated Creditors or the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the other parties hereto, and then such waiver, amendment or consent shall be effective only in the specific instance and for the specific purpose for which given. Any waiver, forbearance, failure or delay by the Administrative Agent or the Lenders in exercising, or the exercise or beginning of exercise by the Administrative Agent or the Lenders of, any right, power or remedy, simultaneous or later shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of the Administrative Agent and the Lenders shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed or authorized by such Lenders.

         SECTION 13. Expenses. The Subordinated Creditors and the Borrower jointly and severally agree to pay, upon demand, to the Administrative Agent or the Lenders, as applicable, any and all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements which the Lenders or the Administrative Agent may incur in connection with the exercise or enforcement of any of the rights or interest of the Lenders or the Administrative Agent hereunder.

         SECTION 14. Address for Notices. All notices and other communications provided for hereunder shall be in writing and, if to the Subordinated Creditors, mailed (registered or certified, return receipt requested) or telecopied or hand delivered to it at its address set forth below its name on the signature pages hereto, if to the Borrower, the Administrative Agent or any Lender, mailed (registered or certified, return receipt requested) or hand delivered to it, addressed to it the address of the Borrower or such Lender or the Administrative Agent (as the case may be) listed in the Credit Agreement, or as to each party or other Person at such other address as shall be designated by such party or Person in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and communications shall be effective when received, if sent by mail or delivery service or when transmitted by telecopy, each in the manner provided above.

         SECTION 15. Entire Agreement; Severability. This Subordination Agreement contains the entire subordination agreement among the parties hereto with respect to the subject matter hereof. If any of the provisions of this Subordination Agreement shall be held invalid or unenforceable, this Subordination Agreement shall be construed as if not containing those provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         SECTION 16. Cumulative Rights. The rights, powers and remedies of the Lenders and the Administrative Agent under this Subordination Agreement shall be in addition to all rights, powers and remedies given to the Lenders and the Administrative Agent by virtue of any contract, statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently. The parties hereto expressly acknowledge and agree that the Lenders and the Administrative Agent are intended, and by this reference expressly made, third party beneficiaries of the provisions of this Subordination Agreement.

         SECTION 17. Continuing Agreement; Transfer of Notes. This Subordination Agreement is a continuing agreement of subordination and the Lenders may, from time to time and without notice to the Subordinated Creditors, extend credit to or make other financial arrangements with the Borrower in reliance hereon. This Subordination Agreement shall (a) remain in full force and effect until the Senior Indebtedness shall have been paid in cash in full and all Commitments terminated, (b) be binding upon the Subordinated Creditors, the Borrower and their respective successors, transferees and assigns, and (c) inure to the benefit of and be enforceable by the Administrative Agent and each Lender and their respective successors, transferees and assigns. Without limiting the generality of the foregoing, any Lender may, subject to the provisions of the Credit Agreement, assign or otherwise transfer the Senior Indebtedness held by it to any other Person, subject to Section 10.11.1 of the Credit Agreement and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Lender herein or otherwise.

         SECTION 18. Governing Law. THIS SUBORDINATION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SECTION 18. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUBORDINATION AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS OR ANY SUBORDINATED CREDITOR OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE BORROWER AND EACH SUBORDINATED CREDITOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGEMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER AND EACH SUBORDINATED CREDITOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER OR SUCH SUBORDINATED CREDITOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH OF THE BORROWER AND EACH OF SUCH SUBORDINATED CREDITORS HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SUBORDINATION AGREEMENT.

         SECTION 19. Waiver of Jury Trial. THE BORROWER AND EACH SUBORDINATED CREDITOR AND, BY ACCEPTING THIS SUBORDINATION AGREEMENT AND THE BENEFITS THEREOF, THE ADMINISTRATIVE AGENT AND ANY LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUBORDINATION AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE BORROWER OR SUCH SUBORDINATED CREDITOR AND EACH

SUCH PERSON ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS CONTINUING TO MAKE LOANS THE CREDIT AGREEMENT AND FOR THE SUBORDINATED CREDITOR ENTERING INTO THIS SUBORDINATION AGREEMENT .

         SECTION 20. Execution in Counterparts. This Subordination Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have caused this Subordination Agreement to be duly executed and delivered as of the date first above written.

                                     TCI CABLEVISION OF PUERTO RICO, INC.


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     Address:
                                             ------------------------------
                                             ------------------------------

                                     Facsimile No.: (___) ___-____

                                     Attention:
                                               ----------------------------

                                     [THE SUBORDINATED CREDITOR'S FULL NAME]


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     Address:
                                             ------------------------------
                                             ------------------------------

                                     Facsimile No.: (___) ___-____

                                     Attention:
                                               ----------------------------

                                                                      EXHIBIT C

                             COMPLIANCE CERTIFICATE


The Bank of Nova Scotia,
  as Administrative Agent
One Liberty Plaza
New York, New York  10006

Attention:  Margot C. Bright


                      TCI CABLEVISION OF PUERTO RICO, INC.

Gentlemen:

         This Compliance Certificate is delivered to you pursuant to Section {5.1.5}{7.1.1} of the Credit Agreement, dated as of April 30, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among TCI Cablevision of Puerto Rico, Inc., a Delaware corporation (the "Borrower"), the various financial institutions as are or may become parties thereto (collectively, the "Lenders"), and The Bank of Nova Scotia acting through certain of its U.S. branches or agencies ("Scotiabank"), as administrative agent (the "Administrative Agent") for the Lenders. Unless otherwise defined in this Compliance Certificate, terms used herein (including the Attachments hereto) have the meanings provided in the Credit Agreement. Each reference to a Section is to the relevant Section of the Credit Agreement.

         The Borrower hereby certifies and warrants that this Compliance Certificate has been calculated {on a pro forma basis as if the Loans to be made on the date of the initial Borrowing had been made, and the Reorganization and Acquisition had occurred, as of December 31, 1996}{as of _______,____}(the "Computation Date"):

1.       Certain Indebtedness.

         (a) The aggregate outstanding principal amount of all Indebtedness of the Borrower and its Restricted Subsidiaries
                  (x) to a vendor of any assets to finance the acquisition thereof was $_________ and (y) in respect of Capitalized Lease Liabilities was $_______.

                  The maximum aggregate principal amount of all such Indebtedness permitted by clause (k) of Section 7.2.2 to be outstanding pursuant to clauses (c) and (e) of such Section is $10,000,000 and, accordingly, the limitation of such clause (k) has [not] been satisfied.

         (b) The aggregate outstanding principal amount of all Subordinated Intercompany Working Capital Debt was $_______.

                  The maximum aggregate principal amount of Subordinated Intercompany Working Capital Debt permitted by clause (g)(ii) of Section 7.2.2 to be outstanding is $7,500,000, and, accordingly, the limitation of such clause (g)(ii) has [not] been satisfied.

         (c) The aggregate outstanding principal amount of all unsecured Indebtedness of the Borrower and its Restricted Subsidiaries not otherwise permitted pursuant to any of clauses (a) through (h) of Section 7.2.2 was $____________.

                  The maximum aggregate principal amount of all such Indebtedness permitted by clause (i) of Section 7.2.2 to be outstanding is $10,000,000, and, accordingly, the limitation of such clause (i) has [not] been satisfied.

2.       Financial Covenants.

         (a) The Leverage Ratio was _____:1.00, as computed on Attachment 1 hereto.

                  The maximum Leverage Ratio then permitted by clause (a) of
                  Section 7.2.4 is _____:1.00, and, accordingly, the requirement of such clause (a) has [not] been satisfied.

         (b) The Annualized Cash Flow to Interest Expense Ratio was _____:1.00, as computed on Attachment 2 hereto.

                  The minimum Annualized Cash Flow to Interest Expense Ratio permitted by clause (b) of Section 7.2.4 is 2.00:1.00, and, accordingly, the requirement of such clause has [not] been satisfied.

         (c) The Annualized Cash Flow to Pro-Forma Debt Service Ratio was _____:1.00, as computed on Attachment 3 hereto.

                  The minimum Annualized Cash Flow to Pro-Forma Debt Service Ratio permitted by clause (c) of Section 7.2.4 is 1.15:1.00, and, accordingly, the requirement of such clause has [not] been satisfied.

3. Investments. {At no time during the Fiscal Quarter ending on the Computation Date did the Leverage Ratio exceed 4.50:1.00 (including on a pro forma basis after making any Investment pursuant to clause (f) of Section 7.2.5.}{At all times during the Fiscal Quarter ending on the Computation Date when the Leverage Ratio exceeded 4.50:1.00 (including on a pro forma basis after making any Investment pursuant to clause (f) of Section 7.2.5), the aggregate amount of Investments made by the Borrower and its Restricted Subsidiaries pursuant to clause (f), together with all such Investments made prior to the commencement of such Fiscal Quarter when the Leverage Ratio shall have exceeded 4.50:1.00 (including on a pro forma basis as aforesaid) which shall not have been followed by an interval in time when the Leverage Ratio shall have been less than 4.50:1.00 (including on a pro forma basis as aforesaid), was $__________, excluding, however, the amount of all such Investments made from time to time in accordance with clause (f)(i) of Section 7.2.5.

         The maximum amount of such Investments permitted by clause (f)(ii) of
         Section 7.2.5 by the Borrower and its Restricted Subsidiaries was limited to $10,000,00, and, accordingly, the limitation of such clause has [not] been satisfied.}

4. Restricted Payments. The Borrower and its Restricted Subsidiaries [have][have not] made payments of the nature expressly prohibited by the provisions of Section 7.2.6, and, accordingly, the limitations of
         Section 7.2.6 have [not] been satisfied.

5. Rental Obligations. The aggregate amount of rental obligations of the Borrower and its Restricted Subsidiaries under arrangements (other than those giving rise to Capitalized Lease Liabilities) involving the leasing of real or personal property (excluding, however, maintenance, repairs, insurance, taxes, assessments and other similar charges) payable during any Fiscal Year is $_________ and during the remaining terms of such arrangements is $___________.

         The maximum aggregate amount of such rental obligations of the Borrower and its Restricted Subsidiaries permitted by Section 7.2.7 to be payable during any Fiscal year is $__________ and during the remaining terms of such arrangements is $_________, and, accordingly, the limitations of Section 7.2.7 have [not] been satisfied.

6. Absence of other Defaults. Except as disclosed in Items 1 through 5 of this Certificate or in Attachment 4 hereto, no Default had occurred and was continuing on the Computation Date.

         IN WITNESS WHEREOF, the Borrower has caused this Certificate to be duly executed and delivered by its chief executive, financial or accounting Authorized Officer this ___ day of _____, ____.

                                  TCI CABLEVISION OF PUERTO RICO, INC.


                                  By
                                    -----------------------------------
                                    Title:
                                    Name:

                                                                   ATTACHMENT 1
                                                        (to __/__/__ Compliance
                                                                   Certificate)


                                 LEVERAGE RATIO

                   on ________, ____ (the "Computation Date")


1.       The outstanding principal amount of all Indebtedness of the Borrower and its Restricted    $_______
         Subsidiaries (excluding, however, any liabilities which are treated as Indebtedness solely in accordance with clause (d) or (f) of such term)................................

2.       Subordinated Intercompany Debt...........................................................  $_______

3.       Debt:  Item 1 minus Item 2...............................................................  $_______

4.       Operating income of the Borrower and its Restricted Subsidiaries for the Fiscal Quarter    $_______
         ending on the Computation Date determined in accordance with GAAP and consistently with the 1996 Audited Financials..............................................................

5.       To the extent not deducted in determining Item 4,                                          $_______

         (a)      management fees.................................................................

         (b)      adjustments for certain specified transactions occurring during the Fiscal        $_______
                  Quarter ending on the Computation Date..........................................

         (c)      sum of Items 5(a) and 5(b)......................................................  $_______

6.       Operating Income:  Item 4 minus Item 5(c)................................................  $_______

7.       To the extent reflected in Item 6,                                                         $_______

         (a)      Operating Income attributable to Unrestricted Subsidiaries......................

         (b)      as a contribution to Operating Income, deferred management fees and non-cash      $_______
                  charges.........................................................................

         (c)      extra-ordinary or non-recurring gains...........................................  $_______

         (d)      sum of Items 7 (a) through 7 (c)................................................  $_______

                                                                                                    $_______
8.       To the extent not deducted in determining Item 6, adjustments for certain specified transactions occurring during the Fiscal Quarter.........................................

9.       Sum of Item 7(d) plus Item 8.............................................................  $_______

10.      To the extent deducted in determining Item 6,

         (a)      depreciation, amortization, deferred management fees and other non-cash charges.  $_______

         (b)      extra-ordinary or non-recurring losses..........................................  $_______

         (c)      sum of Item 9(a) plus Item 9(b).................................................  $_______

11.      Cash Flow:  Item 6 minus Item 9 plus Item 10(c)..........................................  $_______

12.      Item 11 multiplied by four...............................................................  $_______

13.      Tax expense of the Borrower and its Restricted Subsidiaries for the four Fiscal Quarters   $_______
         ending on the Computation Date...........................................................

14.      To the extent included in Item 11

         (a)      deferred taxes..................................................................  $_______

         (b)      capital gains taxes resulting from the sale or other disposition of assets......  $_______

         (c)      Sum of Item 14(a) and Item 14(b)................................................  $_______

15.      Item 13 minus Item 14(c).................................................................  $_______

16.      Annualized Cash Flow: Excess of Item 11 over Item 15.....................................  $_______

17.      Leverage Ratio:  ratio of Item 3 to Item 16..............................................   __:1.00

                                                                   ATTACHMENT 2
                                                        (to __/__/__ Compliance
                                                                   Certificate)


                 ANNUALIZED CASH FLOW TO INTEREST EXPENSE RATIO

                   on ________, ____ (the "Computation Date")


1.           Annualized Cash Flow (from Attachment 1, Item 16) ..............................   $_______

2.           The total interest expense of the Borrower and its Restricted Subsidiaries on a    $_______
             consolidated basis, whether paid or accrued (including the interest component of
             Capitalized Lease Liabilities), for the 12 month period ending on the
             Computation Date................................................................

3.           To the extent included in Item 2,                                                  $_______

             (a)      interest expense not payable in cash (including amortization of discount)..............................................................

             (b)      interest accrued and not paid on Subordinated Intercompany Debt........   $_______

             (c)      sum of Items 3 (a) and 3 (b)...........................................   $_______

4.           To the extent not deducted in determining Item 2, adjustments for certain          $_______
             specified transactions occurring during such 12-month period....................

5.           To the extent not included in Item 2, commitment fees payable under the Credit     $_______
             Agreement for the 12-month period ending on the Computation Date................

6.           Interest Expense: Item 2 minus Items 3(c) and 4 plus Item 5.....................   $_______

7.           Annualized Cash Flow to Total Interest Expense Ratio:  The ratio of Item 1 to
             Item 6..........................................................................    _ :1.00


                                                                   ATTACHMENT 3
                                                        (to __/__/__ Compliance
                                                                   Certificate)


              ANNUALIZED CASH FLOW TO PRO FORMA DEBT SERVICE RATIO

                   on ________, ____ (the "Computation Date")


1.       Annualized Cash Flow (from Attachment 1, Item 16)........................................  $_______

2.       Pro-forma interest expense on all Debt of the Borrower and its Restricted Subsidiaries     $_______
         calculated for the period of the four Fiscal Quarters immediately following the
         Computation Date*........................................................................

3.       To the extent included in Item 2, interest expense with respect to

         (a)      Subordinated Intercompany Debt..................................................  $_______

         (b)      Debt permitted by clause (b) of Section 7.2.2...................................  $_______

         (c)      Cash Management Advances........................................................  $_______

         (d)      Sum of Items 3 (a) through 3 (c)................................................  $_______

4.       To the extent not included in Item 2, all commitment or line of credit fees (no mater how  $_______
         designated) payable by the Borrower and its Restricted Subsidiaries which, without duplication, is scheduled to be paid or will accrue during such calculation period, including the commitment fees payable under the Credit Agreement.........................

5.       Pro Forma Interest Expense:  Item 2 minus Item 3 plus..............................Item 4  $_______



--------
* For purposes of calculating pro-forma interest expense (x) where any item of interest on any Debt varies or depends upon a variable rate of interest (including, the Base Rate or the LIBO Rate), such rate shall be assumed to equal the rate in effect on the Computation Date and (y) the principal amount outstanding under any revolving or line of credit facility shall be assumed to be the outstanding principal balance thereunder on the Computation Date, adjusted to give effect to any mandatory commitment reductions which are scheduled to occur during such calculation period.

6.       To the extent included in Item 5, all Pro Forma Interest Expense which could be            $_______
         refinanced on the Computation Date with Substitute Long Term Debt and which the Borrower elects for the purposes of this calculation to treat as being refinanced on the
         Computation Date.........................................................................

7.       All Interest Expense with respect to Substitute Long Term Debt treated in Item 6 as being  $_______
         incurred on Computation Date.............................................................

8.       Item 5 minus Item 6 plus Item 7..........................................................  $_______

9.       All scheduled principal payments, including current maturities, due during such            $_______
         calculation period on Debt of the Borrower and its Restricted Subsidiaries on a
         consolidated basis outstanding on the Computation Date...................................

10.      To the extent included in Item 9, all principal payments with respect to

         (a)      Subordinated Intercompany Debt..................................................  $_______

         (b)      Debt permitted by clause(b) of Section 7.2.2....................................  $_______

         (c)      Cash Management Advances........................................................  $_______

         (d)      Sum of Items 10(a) through 10(c)................................................  $_______

11.      All scheduled principal payments, including current maturities, due during such            $_______
         calculation period on Substitute Long Term Debt treated in Item 6 as being incurred on the Computation Date.....................................................................

12.      Item 9 minus Item 10(d) plus Item 11.....................................................  $_______

13.      Annualized Cash Flow to Pro Forma Debt Service Ratio: The ratio of Item 1 to the sum of    __:1:00
         Item 8 and Item 12.......................................................................

                                                                      EXHIBIT D


                               BORROWING REQUEST


The Bank of Nova Scotia
One Liberty Plaza
26th Floor
New York, New York 10015

Attention: Margot Bright


                      TCI CABLEVISION OF PUERTO RICO, INC.


Gentlemen and Ladies:

 This Borrowing Request is delivered to you pursuant to Section 2.3 of the Credit Agreement, dated as of April 30, 1997 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among TCI Cablevision of Puerto Rico, Inc., a Delaware corporation (the "Borrower"), certain financial institutions and The Bank of Nova Scotia (the "Administrative Agent"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

 The Borrower hereby requests that a Loan be made in the aggregate principal amount of $ on _____ __, as a {LIBO Rate Loan having an Interest Period of ________ months }{Base Rate Loan}.

 The Borrower hereby acknowledges that, pursuant to Section 5.2.2 of the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrower that, on the date of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.2.1 are true and correct in all material respects.

 The Borrower agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

 Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:



                              Person to be Paid
Amount to be                  -----------------             Name, Address, etc.
Transferred                 Name           Account No.      of Transferee Lender
--------------         ---------------     -----------      --------------------
$
 -------------         ---------------     -----------      --------------------
                                                            --------------------
                                                            Attention:
                                                                      ----------
$
 -------------         ---------------     -----------      --------------------
                                                            --------------------
                                                            Attention:
                                                                      ----------

Balance of             The Borrower
such proceeds                              -------------------------------------
                                                            --------------------
                                                            Attention:
                                                                      ----------

         The Borrower has caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this _____ day of ____________ , _____.


                                            TCI CABLEVISION OF PUERTO RICO,
                                               INC.


                                            By:
                                               ------------------------------
                                               Title:

                                                                      EXHIBIT E


                         CONTINUATION/CONVERSION NOTICE


The Bank of Nova Scotia
One Liberty Plaza
26th Floor
New York, New York 10006

Attention: Margot Bright


                      TCI CABLEVISION OF PUERTO RICO, INC.


Gentlemen and Ladies:

         This Continuation/Conversion Notice is delivered to you pursuant to
Section 2.4 of the Credit Agreement, dated as of April 30, 1997 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among TCI Cablevision of Puerto Rico, Inc., a Delaware corporation (the "Borrower"), certain financial institutions and The Bank of Nova Scotia, (the "Administrative Agent"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

    The Borrower hereby requests that on __________, _____,

                  (1) $___ of the presently outstanding principal amount of the Loans originally made on __________, ______,

                  (2) and all presently being maintained as {Base Rate Loans} {LIBO Rate Loans},

                  (3) be {converted into}{continued as},

                  (4) {LIBO Rate Loans having an Interest Period of ______ months}{Base Rate Loans}.

The Borrower hereby:

                           (a) certifies and warrants that no Default has
                  occurred and is continuing; and

                           (b) agrees that if prior to the time of such
                  continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent.

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

         The Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ___ day of __________, _____.



                                    TCI CABLEVISION OF PUERTO RICO,
                                     INC.


                                    By:
                                       ------------------------------
                                    Title:

                                                                      EXHIBIT F


                          LENDER ASSIGNMENT AGREEMENT

To:      TCI Cablevision of Puerto Rico, Inc.
         [Address]




To:      The Bank of Nova Scotia,
          as the Administrative Agent
         One Liberty Plaza
         26th Floor
         New York, New York 10006


                      TCI CABLEVISION OF PUERTO RICO, INC.

Gentlemen and Ladies:

         We refer to clause (d) of Section 10.11.1 of the Credit Agreement, dated as of April 30, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among TCI Cablevision of Puerto Rico, Inc., a Delaware corporation (the "Borrower"), the various financial institutions (the "Lenders") as are, or shall from time to time become, parties thereto, and The Bank of Nova Scotia, as administrative agent (the "Administrative Agent") for the Lenders. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         This agreement is delivered to you pursuant to clause (d) of Section
10.11.1 of the Credit Agreement and also constitutes notice to each of you, pursuant to clause (c) of Section 10.11.1 of the Credit Agreement, of the assignment and delegation to _______________ (the "Assignee") of ___% of the Loans and Commitment of _____________ (the "Assignor") outstanding under the Credit Agreement on the date hereof. After giving effect to the foregoing assignment and delegation, the Assignor's and the Assignee's Percentages for the purposes of the Credit Agreement are set forth opposite such Person's name on the signature pages hereof.

         [Add paragraph dealing with accrued interest and fees with respect to the Loans assigned.]

         The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder. The Assignee further confirms and agrees that in becoming a Lender and in making its Commitments and Loans under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by the Administrative Agent.

         Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent

                  (a) the Assignee

                           (i) shall be deemed automatically to have become a
                  party to the Credit Agreement, have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof;

                           (ii) agrees to be bound by the terms and conditions
                  set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

                  (b) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

         The Assignor and the Assignee hereby agree that the {Assignor}{Assignee} will pay to the Administrative Agent the processing fee referred to in Section 10.11.1 of the Credit Agreement upon the delivery hereof.

         The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitments and requests the Administrative Agent to acknowledge receipt of this document:

                  (A)     Address for Notices:
                          Institution Name:
                          Attention:
                          Domestic Office:
                          Telephone:

                          Facsimile:
                          Telex (Answerback):
                          LIBOR Office:
                          Telephone:
                          Facsimile:
                          Telex (Answerback):

                  (B)     Payment Instructions:

         The Assignee agrees to furnish the tax form required by the last sentence of Section 4.5 (if so required) of the Credit Agreement no later than the date of acceptance hereof by the Administrative Agent.

         This Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Adjusted Percentage                   [THE ASSIGNOR'S FULL NAME]

Loan Commitment
and Loans:              __%


Percentage                            [THE ASSIGNEE'S FULL NAME]

Loan Commitment
and Loans:             __%


Accepted and Acknowledged
this __ day of _______, _____

THE BANK OF NOVA SCOTIA,
as Administrative Agent


By:________________________
Title:

                                                        [MBP DRAFT -- 04/25/97]
                                                                      EXHIBIT G


                         INTERNATIONAL PLEDGE AGREEMENT


         This INTERNATIONAL PLEDGE AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Pledge Agreement"), dated as of ______ __, ____, is made by TELE-COMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation (the "Pledgor"), in favor of THE BANK OF NOVA SCOTIA ("Scotiabank"), as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties.


                              W I T N E S S E T H:


         WHEREAS, pursuant to a Credit Agreement, dated as of April 30, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among TCI Cablevision of Puerto Rico, Inc., a Delaware corporation (the "Borrower"), the various financial institutions as are or may become parties thereto (each, individually, a "Lender", and collectively, the "Lenders") and the Administrative Agent, the Lenders have extended Commitments to make Loans to, and have made Loans to, the Borrower;

         WHEREAS, as the result of certain actions initiated by the Pledgor, an Event of Default will occur pursuant to Sections 7.1.8 and 8.1.3 of the Credit Agreement unless the Pledgor executes and delivers this Pledge Agreement; and

         WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to continue as outstanding Loans, and to make additional Loans from time to time hereafter to the Borrower pursuant to the Credit Agreement, the Pledgor agrees, for the benefit of each Secured Party, as follows:


                                   ARTICLE II

                                  DEFINITIONS

         SECTION II.1. Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Borrower" is defined in the first recital.

         "Collateral" is defined in Section 2.1.

         "Credit Agreement" is defined in the first recital.

         "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not include Dividends.

         "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

         "Lender" and "Lenders" are defined in the first recital.

         "Obligations" means all obligations (monetary or otherwise) of the Borrower to the Administrative Agent or the Lenders arising under or in connection with the Credit Agreement, the Notes and each other Loan Document.

         "Pledge Agreement" is defined in the preamble.

         "Pledged Property" means all Pledged Shares and all other pledged shares of capital stock or promissory notes, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by the Pledgor to the Administrative Agent or may from time to time hereafter be delivered or required to be delivered by the Pledgor to the Administrative Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

         "Pledged Shares" means all shares of capital stock of the Borrower which are delivered by the Pledgor to the Administrative Agent as Pledged Property hereunder.

         "Pledgor" is defined in the preamble.

         "Securities Act" is defined in Section 6.2.

         "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

         SECTION II.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         SECTION II.3. U.C.C. Definitions. Unless otherwise defined herein or the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.


                                  ARTICLE III

                                     PLEDGE

         SECTION III.1. Grant of Security Interest. The Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, a continuing security interest in, all of the following property (the "Collateral"):

                  (a) all issued and outstanding shares of capital stock of the Borrower identified in Attachment 1 hereto;

                  (b)  all other Pledged Shares issued from time to time;

                  (c) all other Pledged Property, whether now or hereafter delivered or required to be delivered to the Administrative Agent in connection with this Pledge Agreement;

                  (d) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Property; and

                  (e)  all proceeds of any of the foregoing.

         SECTION III.2. Security for Obligations. This Pledge Agreement secures the payment in full in cash of all Obligations now or hereafter existing, whether for principal, interest, costs, fees, expenses, or otherwise.

         SECTION III.3. Delivery of Pledged Property. All certificates or instruments representing or evidencing any

Collateral, including all Pledged Shares, shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

         SECTION III.4. Dividends on Pledged Shares. In the event that any Dividend is to be paid on any Pledged Share at a time when no Default of the nature referred to in Section 8.1.1 or 8.1.9 of the Credit Agreement or Event of Default has occurred and is continuing, such Dividend or payment may be paid directly to the Pledgor and retained by such Pledgor. If any such Default or Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Administrative Agent.

         SECTION III.5. Continuing Security Interest; Transfer of Note. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

                  (a) remain in full force and effect until payment in full in cash of all Obligations and the termination of all Commitments,

                  (b) be binding upon the Pledgor and its successors, transferees and assigns, and

                  (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or (ii) the payment in full in cash of all Obligations and the termination of all Commitments, the security interest granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)). Upon any such termination, the Administrative Agent will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares, together with all other Collateral held by the Administrative Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION IV.1. Representations and Warranties, etc. The Pledgor represents and warrants unto each Secured Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares) by the Pledgor to the Administrative Agent of any Collateral, as set forth in this Article.

         SECTION 3.1.1. Ownership, No Liens, etc. The Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Administrative Agent.

         SECTION 3.1.2. Valid Security Interest. The delivery of such Collateral to the Administrative Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Obligations. No filing or other action will be necessary to perfect or protect such security interest.

         SECTION 3.1.3. As to Pledged Shares. In the case of any Pledged Shares constituting such Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital stock of the Borrower.

         SECTION 3.1.5. Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any Regulatory Authority or any other Person is required either

                  (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

                  (b) for the exercise by the Administrative Agent of the voting or other rights provided for in this Pledge Agreement, or, except with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

                                   ARTICLE V

                                   COVENANTS

         SECTION V.1. Protect Collateral; Further Assurances, etc. The Pledgor will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder). The Pledgor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

         SECTION V.2. Stock Powers, etc. The Pledgor agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent. The Pledgor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence of any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by the Administrative Agent.

         SECTION V.3. Continuous Pledge. The Pledgor will, at all times, keep pledged to and shall deliver to the Administrative Agent pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral and will not permit the Borrower to issue any capital stock which shall not have been immediately duly pledged hereunder on a first priority perfected basis.

         SECTION V.4. Voting Rights; Dividends, etc. The Pledgor agrees:

                  (a) after any Default of the nature referred to in Section
         8.1.1 or 8.1.9 of the Credit Agreement or Event of Default shall have occurred and be continuing, promptly upon receipt of notice thereof by the Pledgor and without any request therefor by the Administrative Agent, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral then held by the Pledgor or received on or after the occurrence of such Default or Event of Default, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with Section 6.4; and

                  (b) after any Default of the nature referred to in Section
         8.1.1 or 8.1.9 or Event of Default shall have occurred and be continuing and the Administrative Agent has notified the Pledgor of the Administrative Agent's intention to exercise its voting power under this Section 4.4(b)

                           (i) the Administrative Agent may exercise (to the
                  exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and the Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Collateral; and

                           (ii) promptly to deliver to the Administrative Agent
                  such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by the Pledgor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in Section 4.4(b), the Pledgor shall have the exclusive voting power with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Administrative Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of capital stock

(including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).

         SECTION V.5. Additional Undertakings. The Pledgor will not, without the prior written consent of the Administrative Agent take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any instrument constituting Collateral.


                                  ARTICLE VI

                           THE ADMINISTRATIVE AGENT

         SECTION VI.1. Administrative Agent Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Administrative Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent's discretion, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including after the occurrence and continuance of a Default of the nature referred to in Section
8.1.1 or 8.1.9 of the Credit Agreement or an Event of Default:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause
         (a) above; and

                  (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

         SECTION VI.2. Administrative Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Pledgor pursuant to
Section 6.4.

         SECTION VI.3. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for

                  (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or

                  (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION VI.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Default of the nature referred to in Section
8.1.1 or 8.1.9 or Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                  ARTICLE VII

                                    REMEDIES

         SECTION VII.1. Certain Remedies. If any Default of the nature referred to in Section 8.1.9 or Event of Default shall have occurred and be continuing:

                  (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the

         Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b)  The Administrative Agent may

                           (i) transfer all or any part of the Collateral into
                  the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                           (ii) notify the parties obligated on any of the
                  Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                           (iii) enforce collection of any of the Collateral by
                  suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                           (iv) endorse any checks, drafts, or other writings
                  in the Pledgor's name to allow collection of the Collateral,

                           (v) take control of any proceeds of the Collateral,
                  and

                           (vi) execute (in the name, place and stead of the
                  Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

         SECTION VII.2. Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, the Pledgor agrees that, upon request of the Administrative Agent, the Pledgor will, at its own expense:

                  (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                  (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

                  (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

                  (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Secured Parties by reason of the failure by the Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if the Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.

         SECTION VII.3. Compliance with Restrictions. The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         SECTION VII.4. Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section
10.3 of the Credit Agreement and Section 6.5) in whole or in part by the Administrative Agent against, all or any part of the Obligations in such order as the Administrative Agent shall elect.

         Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full in cash of all the Obligations and the termination of all Commitments, shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

         SECTION VII.5. Indemnity and Expenses. The Pledgor hereby indemnifies and holds harmless the Administrative Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct. Upon demand, the Pledgor will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with:

                  (a) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document;

                  (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

                  (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

                  (d) the failure by the Pledgor to perform or observe any of the provisions hereof.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         SECTION VIII.1. Loan Document. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION VIII.2. Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

         SECTION VIII.3. Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of any Event of Default of the nature referred to in Section 8.1.1 or 8.1.9 or an Event of Default) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

         SECTION VIII.4. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed or telecopied or delivered to either party hereto, addressed to such party at such party's address specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

         SECTION VIII.5. Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

         SECTION VIII.6. Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

         SECTION VIII.7. Governing Law, Entire Agreement, etc. THIS PLEDGE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION VIII.8. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS OR THE PLEDGOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGEMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER

THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS PLEDGE AGREEMENT.

         SECTION VIII.9. Waiver of Jury Trial. THE PLEDGOR AND, BY ACCEPTING THIS PLEDGE AGREEMENT AND THE BENEFITS THEREOF, THE ADMINISTRATIVE AGENT AND ANY LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PLEDGOR AND EACH SUCH PERSON ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS CONTINUING TO MAKE LOANS UNDER THE CREDIT AGREEMENT AND FOR THE PLEDGOR ENTERING INTO THIS PLEDGE AGREEMENT.

         SECTION VIII.10. Counterparts. This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.



                                        TELE-COMMUNICATIONS INTERNATIONAL, INC.


                                        By
                                           ------------------------------------
                                           Name:
                                           Title:



                                        THE BANK OF NOVA SCOTIA,
                                        as Administrative Agent


                                        By
                                           ------------------------------------
                                           Name:

                                                                   ATTACHMENT 1
                                                               to International
                                                               Pledge Agreement





Pledged Shares

                                              Common Stock
                                  ---------------------------------------
                                  Authorized    Outstanding   % of Shares
                                    Shares        Shares        Pledged
                                  ----------    -----------   -----------





TCI Cablevision of Puerto
  Rico, Inc.

                                                        [MBP DRAFT -- 04/25/97]
                                                                      EXHIBIT H


                           BORROWER PLEDGE AGREEMENT


         This BORROWER PLEDGE AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Pledge Agreement"), dated as of _____ __, ____, is made by TCI CABLEVISION OF PUERTO RICO, INC., a Delaware corporation (the "Pledgor"), in favor of THE BANK OF NOVA SCOTIA ("Scotiabank"), as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties.


                              W I T N E S S E T H:


         WHEREAS, pursuant to a Credit Agreement, dated as of April 30, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Pledgor, the various financial institutions as are or may become parties thereto (each, individually, a "Lender", and collectively, the "Lenders") and the Administrative Agent, the Lenders have extended Commitments to make Loans to, and have made Loans to, the Pledgor;

         WHEREAS, pursuant to Section 7.1.7 of the Credit Agreement, the Pledgor is required to execute and deliver this Pledge Agreement; and

         WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to continue as outstanding Loans, and to make additional Loans from time to time hereafter to the Pledgor pursuant to the Credit Agreement, the Pledgor agrees, for the benefit of each Secured Party, as follows:


                                  ARTICLE II

                                  DEFINITIONS

         SECTION II.1. Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings

(such definitions to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Collateral" is defined in Section 2.1.

         "Credit Agreement" is defined in the first recital.

         "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not include Dividends.

         "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

         "Lender" and "Lenders" are defined in the first recital.

         "Obligations" means all obligations (monetary or otherwise) of the Borrower to the Administrative Agent or the Lenders arising under or in connection with the Credit Agreement, the Notes and each other Loan Document.

         "Pledge Agreement" is defined in the preamble.

         "Pledged Property" means all Pledged Shares and all other pledged shares of capital stock or promissory notes, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by the Pledgor to the Administrative Agent or may from time to time hereafter be delivered or required to be delivered by the Pledgor to the Administrative Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

         "Pledged Share Issuer" means each Person identified in Item A of Attachment 1 hereto, as such Attachment may from time to time hereafter be supplemented (including pursuant to Section 7.1.7 of the Credit Agreement), as the issuer of the Pledged Shares identified opposite the name of such Person.

         "Pledged Shares" means all shares of capital stock of any Pledged Share Issuer which are delivered by the Pledgor to the Administrative Agent as Pledged Property hereunder.

         "Pledgor" is defined in the preamble.

         "Securities Act" is defined in Section 6.2.

         "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

         SECTION II.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         SECTION II.3. U.C.C. Definitions. Unless otherwise defined herein or the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.


                                  ARTICLE III

                                     PLEDGE

         SECTION III.1. Grant of Security Interest. The Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, a continuing security interest in, all of the following property (the "Collateral"):

                  (a) all issued and outstanding shares of capital stock of each Pledged Share Issuer identified in Item A of Attachment 1 hereto;

                  (b)  all other Pledged Shares issued from time to time;

                  (c) all other Pledged Property, whether now or hereafter delivered or required to be delivered to the Administrative Agent in connection with this Pledge Agreement;

                  (d) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Property; and

                  (e)  all proceeds of any of the foregoing.

         SECTION III.2. Security for Obligations. This Pledge Agreement secures the payment in full in cash of all Obligations now or hereafter existing, whether for principal, interest, costs, fees, expenses, or otherwise.

         SECTION III.3. Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares, shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

         SECTION III.4. Dividends on Pledged Shares. In the event that any Dividend is to be paid on any Pledged Share at a time when no Default of the nature referred to in Section 8.1.1 or 8.1.9 of the Credit Agreement or Event of Default has occurred and is continuing, such Dividend or payment may be paid directly to the Pledgor and retained by such Pledgor. If any such Default or Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Administrative Agent.

         SECTION III.5. Continuing Security Interest; Transfer of Note. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

                  (a) remain in full force and effect until payment in full in cash of all Obligations and the termination of all Commitments,

                  (b) be binding upon the Pledgor and its successors, transferees and assigns, and

                  (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or (ii) the payment in full in cash of all Obligations and the termination of all Commitments, the security interest granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)). Upon any such termination, the Administrative Agent will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares, together with all other Collateral held by the Administrative Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION IV.1. Representations and Warranties, etc. The Pledgor represents and warrants unto each Secured Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares) by the Pledgor to the Administrative Agent of any Collateral, as set forth in this Article.

         SECTION 3.1.1. Ownership, No Liens, etc. The Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest granted pursuant hereto and under the Borrower Security Agreement in favor of the Administrative Agent.

         SECTION 3.1.2. Valid Security Interest. The delivery of such Collateral to the Administrative Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Obligations. No filing or other action will be necessary to perfect or protect such security interest.

         SECTION 3.1.3. As to Pledged Shares. In the case of any Pledged Shares constituting such Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital stock of each Pledged Share Issuer. The Pledgor has no Subsidiaries other than the Pledged Share Issuers, except as set forth in Item B of Attachment 1.

         SECTION 3.1.5. Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any Regulatory Authority or any other Person is required either

                  (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

                  (b) for the exercise by the Administrative Agent of the voting or other rights provided for in this Pledge Agreement, or, except with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.


                                   ARTICLE V

                                   COVENANTS

         SECTION V.1. Protect Collateral; Further Assurances, etc. The Pledgor will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder). The Pledgor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

         SECTION V.2. Stock Powers, etc. The Pledgor agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent. The Pledgor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence of any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by the Administrative Agent.

         SECTION V.3. Continuous Pledge. The Pledgor will, at all times, keep pledged to and shall deliver to the Administrative Agent pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral and will not permit any Pledged Share Issuer to issue any capital stock which shall not have been immediately duly pledged hereunder on a first priority perfected basis.

         SECTION V.4.  Voting Rights; Dividends, etc.  The Pledgor agrees:

                  (a) after any Default of the nature referred to in Section
         8.1.1 or 8.1.9 of the Credit Agreement or Event of Default shall have occurred and be continuing, promptly upon receipt of notice thereof by the Pledgor and without any request therefor by the Administrative Agent, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral then held by the Pledgor or received on or after the occurrence of such Default or Event of Default, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with Section 6.4; and

                  (b) after any Default of the nature referred to in Section
         8.1.1 or 8.1.9 or Event of Default shall have occurred and be continuing and the Administrative Agent has notified the Pledgor of the Administrative Agent's intention to exercise its voting power under this Section 4.4(b)

                           (i) the Administrative Agent may exercise (to the
                  exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and the Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Collateral; and

                           (ii) promptly to deliver to the Administrative Agent
                  such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by the Pledgor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in Section 4.4(b), the Pledgor shall have the exclusive voting power with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Administrative Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of capital stock (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).

         SECTION V.5. Additional Undertakings. The Pledgor will not, without the prior written consent of the Administrative Agent take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any instrument constituting Collateral.


                                   ARTICLE VI

                            THE ADMINISTRATIVE AGENT

         SECTION VI.1. Administrative Agent Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Administrative Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent's discretion, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including after the occurrence and continuance of a Default of the nature referred to in Section
8.1.1 or 8.1.9 of the Credit Agreement or an Event of Default:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause
         (a) above; and

                  (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

         SECTION VI.2. Administrative Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 6.4.

         SECTION VI.3. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for

                  (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or

                  (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION VI.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Default of the nature referred to in Section
8.1.1 or 8.1.9 or Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                  ARTICLE VII

                                    REMEDIES

         SECTION VII.1. Certain Remedies. If any Default of the nature referred to in Section 8.1.9 or Event of Default shall have occurred and be continuing:

                  (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b)  The Administrative Agent may

                           (i) transfer all or any part of the Collateral into
                  the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                           (ii) notify the parties obligated on any of the
                  Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                           (iii) enforce collection of any of the Collateral by
                  suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                           (iv) endorse any checks, drafts, or other writings
                  in the Pledgor's name to allow collection of the Collateral,

                           (v) take control of any proceeds of the Collateral,
                  and

                           (vi) execute (in the name, place and stead of the
                  Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

         SECTION VII.2. Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, the Pledgor agrees that, upon request of the Administrative Agent, the Pledgor will, at its own expense:

                  (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                  (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

                  (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

                  (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Secured Parties by reason of the failure by the Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if the Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.

         SECTION VII.3. Compliance with Restrictions. The Pledgor agrees that in any sale of any of the Collateral whenever an

Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         SECTION VII.4. Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section
10.3 of the Credit Agreement and Section 6.5) in whole or in part by the Administrative Agent against, all or any part of the Obligations in such order as the Administrative Agent shall elect.

         Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full in cash of all the Obligations and the termination of all Commitments, shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

         SECTION VII.5. Indemnity and Expenses. The Pledgor hereby indemnifies and holds harmless the Administrative Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct. Upon demand, the Pledgor will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with:

                  (a) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document;

                  (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

                  (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

                  (d) the failure by the Pledgor to perform or observe any of the provisions hereof.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         SECTION VIII.1. Loan Document. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION VIII.2. Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

         SECTION VIII.3. Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of any Default of the nature referred to in Section 8.1.1 or 8.1.9 or Event of Default) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

         SECTION VIII.4. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed or telecopied or delivered to either party hereto, addressed to such party at such party's address specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received;

any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

         SECTION VIII.5. Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

         SECTION VIII.6. Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

         SECTION VIII.7. Counterparts. This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION VIII.8. Governing Law, Entire Agreement, etc. THIS PLEDGE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                 TCI CABLEVISION OF PUERTO
                                 RICO, INC.


                                 By
                                   ----------------------------------------
                                   Name:
                                   Title:



                                 THE BANK OF NOVA SCOTIA, as Administrative
                                 Agent


                                 By
                                   ----------------------------------------
                                   Name:

                                                                   ATTACHMENT 1
                                                                    to Borrower
                                                               Pledge Agreement


Item A.  Pledged Shares

                                          Common Stock
                            ---------------------------------------
                            Authorized    Outstanding   % of Shares
Pledged Share Issuer          Shares        Shares        Pledged
---------------------       ----------    -----------   -----------


Item B.  Unrestricted Subsidiaries

                                                        [MBP DRAFT -- 04/25/97]
                                                                    [EXHIBIT I]


                              SUBSIDIARY GUARANTY


         This SUBSIDIARY GUARANTY (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Guaranty"), dated as of _____ __, ____, is made by _____________, a __________ __________ (the
"Guarantor"), in favor of THE BANK OF NOVA SCOTIA ("Scotiabank"), as administrative agent (the "Administrative Agent") for each of the Secured Parties.


                              W I T N E S S E T H:


         WHEREAS, pursuant to a Credit Agreement, dated as of April 30, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among TCI Cablevision of Puerto Rico, Inc., a Delaware corporation (the "Borrower"), the various financial institutions as are or may become parties thereto (each, individually, a "Lender", and collectively, the "Lenders") and the Administrative Agent, the Lenders have extended Commitments to make Loans to, and have made Loans to, the Borrower;

         WHEREAS, as a condition precedent to being designated as a Restricted Subsidiary under the Credit Agreement and being entitled to the benefits available thereunder to Restricted Subsidiaries, the Guarantor is required to execute and deliver this Guaranty;

         WHEREAS, the Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

         WHEREAS, it is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial direct and indirect benefits from the Loans made from time to time to the Borrower by the Lenders pursuant to the Credit Agreement;

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to continue to make Loans to the Borrower pursuant to the Credit Agreement, the Guarantor agrees, for the benefit of each Secured Party, as follows:

                                   ARTICLE II

                                  DEFINITIONS

         SECTION II.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Borrower" is defined in the first recital.

         "Credit Agreement" is defined in the first recital.

         "Guarantor" is defined in the preamble.

         "Guaranty" is defined in the preamble.

         "Lender" and "Lenders" are defined in the first recital.

         "Obligations" means all obligations (monetary or otherwise) of the Borrower to the Administrative Agent or the Lenders arising under or in connection with the Credit Agreement, the Notes and each other Loan Document.

         SECTION II.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.


                                  ARTICLE III

                              GUARANTY PROVISIONS

         SECTION III.1. Guaranty. The Guarantor hereby absolutely, unconditionally and irrevocably

                  (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and each other Obligor now or hereafter existing, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), and

                  (b) indemnifies and holds harmless each Secured Party and each holder of a Note for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Secured Party or such holder, as the case may be, in enforcing any rights under this Guaranty;

provided, however, that the Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to the Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that any Secured Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of the Guarantor hereunder.

         SECTION III.2. Acceleration of Guaranty. The Guarantor agrees that, in the event of the dissolution or insolvency of the Borrower, any other Obligor or the Guarantor, or the inability or failure of the Borrower, any other Obligor or the Guarantor to pay debts as they become due, or an assignment by the Borrower, any other Obligor or the Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of the Borrower, any other Obligor or the Guarantor under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Obligations of the Borrower and each other Obligor may not then be due and payable, the Guarantor agrees that it will pay to the Lenders forthwith the full amount which would be payable hereunder by the Guarantor if all such Obligations were then due and payable.

         SECTION III.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Borrower and each other Obligor have been paid in full in cash, all obligations of the Guarantor hereunder shall have been paid in full in cash and all Commitments shall have terminated. The Guarantor guarantees that the Obligations of the Borrower and each other Obligor will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party or any holder of any Note with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

                  (a) any lack of validity, legality or enforceability of the Credit Agreement, any Note or any other Loan

         Document;

                  (b) the failure of any Secured Party or any holder of any Note

                           (i) to assert any claim or demand or to enforce any
                  right or remedy against the Borrower, any other Obligor or any other Person (including any other guarantor (including the Guarantor)) under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                           (ii) to exercise any right or remedy against any
                  other guarantor (including the Guarantor) of, or collateral securing, any Obligations of the Borrower or any other Obligor;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower or any other Obligor, or any other extension, compromise or renewal of any Obligation of the Borrower or any other Obligor;

                  (d) any reduction, limitation, impairment or termination of any Obligations of the Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower, any other Obligor or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party or any holder of any Note securing any of the Obligations of the Borrower or any other Obligor; or

                  (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

         SECTION III.4. Reinstatement, etc. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Secured Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of the Borrower, any other Obligor or otherwise, all as though such payment had not been made.

         SECTION III.5. Waiver, etc. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower or any other Obligor and this Guaranty and any requirement that the Administrative Agent, any other Secured Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Borrower or any other Obligor, as the case may be.

         SECTION III.6. Postponement of Subrogation, etc. The Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Guaranty, by any payment made hereunder or otherwise, until the prior indefeasible payment in full in cash of all Obligations of the Borrower and each other Obligor and the termination of all Commitments. Any amount paid to the Guarantor on account of any such subrogation rights prior to the payment in full in cash of all Obligations of the Borrower and each other Obligor shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and each holder of a Note and credited and applied against the Obligations of the Borrower and each other Obligor, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if

                  (a) the Guarantor has made payment to the Secured Parties and each holder of a Note of all or any part of the Obligations of the Borrower or any other Obligor, and

                  (b) all Obligations of the Borrower and each other Obligor have been indefeasibly paid in full in cash and all Commitments have been permanently terminated,

each Secured Party and each holder of a Note agrees that, at the Guarantor's request, the Administrative Agent, on behalf of the Secured Parties and the holders of the Notes, will execute and deliver to the Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Guarantor of an interest in the

Obligations of the Borrower and each other Obligor resulting from such payment by the Guarantor. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, the Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Guaranty to any Secured Party or any holder of a Note.

         SECTION III.7. Successors, Transferees and Assigns; Transfers of Notes, etc. This Guaranty shall:

                  (a) be binding upon the Guarantor, and its successors, transferees and assigns; and

                  (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         The Guarantor hereby represents and warrants to each Secured Party that the representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to it and its properties, are true and correct in all material respects, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by reference as though specifically set forth in this Article.


                                   ARTICLE V

                                COVENANTS, ETC.

         The Guarantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid or any Lender shall have any outstanding Commitment, it will, unless the Required Lenders shall otherwise consent in writing, perform, comply with and be bound by all of the agreements, covenants and obligations contained in Article VII of the Credit Agreement which are applicable to the Guarantor or its properties, each such agreement, covenant and obligation contained in such Article and all other terms of the Credit Agreement to which reference is made herein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by reference as though specifically set forth in this Article.


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

         SECTION VI.1. Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

         SECTION VI.2. Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 2.7, this Guaranty shall be binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and each holder of a Note and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.7); provided, however, that the Guarantor may not assign any of its obligations hereunder without the prior written consent of all Lenders.

         SECTION VI.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION VI.4. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, mailed or telecopied or delivered to the Guarantor, in care of the Borrower at the address of the Borrower specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

         SECTION VI.5. No Waiver; Remedies. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of any Secured Party or any holder of a Note to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION VI.6. Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

         SECTION VI.7. Setoff. In addition to, and not in limitation of, any rights of any Secured Party or any holder of a Note under applicable law, each Secured Party and each such holder shall, upon the occurrence of any Default described in any of clauses (a) through (d) of Section 8.1.9 of the Credit Agreement or with the consent of the Required Lenders, any Event of Default, have the right to appropriate and apply to the payment of the obligations of the Guarantor owing to it hereunder, whether or not then due, and the Guarantor hereby grants to each Secured Party and each such holder a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Guarantor then or thereafter maintained with such Secured Party, or such holder or any agent or bailee for such Secured Party or such holder; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement.

         SECTION VI.8. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         SECTION VI.9. Governing Law, Entire Agreement, etc. THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION VI.10. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE GUARANTOR SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

         SECTION VI.11. Waiver of Jury Trial. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE GUARANTOR. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE CREDIT AGREEMENT.

         SECTION VI.12. Counterparts. This Guaranty may be executed






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

by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                   [NAME OF GUARANTOR]


                                   By
                                     -------------------------------
                                     Name:
                                     Title:













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